EXHIBIT 10.26
EXECUTION VERSION

FOURTEENTH AMENDMENT TO MASTER RECEIVABLES PURCHASE AGREEMENT

THIS FOURTEENTH AMENDMENT TO MASTER RECEIVABLES PURCHASE AGREEMENT (this
“Amendment”) is dated as of October 27, 2025 and is entered into by and between PNC BANK, NATIONAL ASSOCIATION (successor to BBVA USA f/k/a Compass Bank), as the purchaser (the “Bank”), and ZT GROUP INT'L, INC., a New Jersey corporation, as Seller (the "Seller"), and is made with reference to that certain Master Receivables Purchase Agreement, dated as of April 21, 2017 (as amended, supplemented or otherwise modified prior to the date hereof from time to time, the “Receivables Purchase Agreement"), by and between Bank and Seller. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Receivables Purchase Agreement. The Receivables Purchase Agreement, after giving effect to this Amendment, shall be referred to as the “Amended Receivables Purchase Agreement”.

RECITALS

WHEREAS, Seller and Bank have agreed to certain amendments and modifications to the Receivables Purchase Agreement, as more fully set forth below;

WHEREAS, pursuant to Section 20(a) of the Receivables Purchase Agreement, the Receivables Purchase Agreement may be amended as provided for herein by a written amendment executed by Seller and Bank; and

WHEREAS, Bank is willing to agree to such amendments provided for herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION I.    AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT

A.    In accordance with Section 20(a) of the Receivables Purchase Agreement, Seller and Bank hereby agree that on the Fourteenth Amendment Effective Date (as defined below), the Receivables Purchase Agreement shall be amended as indicated on Annex I attached to this Amendment, with text indicated as ~~strikeouts~~ representing text to be deleted from the Receivables Purchase Agreement in each applicable provision of the Receivables Purchase Agreement as shown on such Annex I, and with text indicated as bold and double underlined representing text to be added to the Receivables Purchase Agreement in each applicable provision of the Receivables Purchase Agreement as shown on such Annex I.

SECTION II.    CONFIRMATION OF RECEIVABLES PURCHASE AGREEMENT AND SECURITY AGREEMENT

A.    Seller hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Amended Receivables Purchase Agreement, and confirms that the Amended Receivables Purchase Agreement remains valid, effective and in full force and effect. Nothing in this Amendment shall release or impact or affect in any way any security interest or liens granted and/or created pursuant to the Amended Receivables Purchase Agreement, specifically including Section 5 of the Amended Receivables Purchase Agreement, all of which remain in full force and effect without change and continue to secure the obligations described in such Section 5 of the Amended Receivables Purchase Agreement, and are hereby reaffirmed and ratified by Seller and the grant thereof is hereby restated by Seller
SECTION III. CONDITIONS

This Amendment shall become effective upon the date (such date, the “Fourteenth Amendment Effective Date”) on which Bank shall have received each of the following in form and substance acceptable to Bank:

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EXHIBIT 10.26
A.    a counterpart of this Amendment, executed and delivered by a duly authorized officer of Seller,
and

B.    a copy of “Credit Agreement Amendment No. 2” (as defined in the definition of “Credit
Agreement” in the Amended Receivables Purchase Agreement), with an effective date on or about the date hereof, executed and delivered by a duly authorized officer of or signatory for each party thereto (but with certain schedules and exhibits thereto removed or redacted for purposes of confidentiality).
SECTION IV. MISCELLANEOUS

A.    Reference to and Effect on the Receivables Purchase Agreement.
(i)    On and after the Fourteenth Amendment Effective Date, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Receivables Purchase Agreement shall mean and be a reference to the Amended Receivables Purchase Agreement.

(ii)    Except as specifically amended by this Amendment, the Receivables Purchase Agreement shall each remain in full force and effect and is each hereby ratified and confirmed.

(iii)    Delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Seller or Bank under the Receivables Purchase Agreement.

B.    Headings
Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

C.    GOVERNING LAW
THIS AMENDMENT AND ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

D.    Submission To Jurisdiction; Waivers
Each party irrevocably and unconditionally:

(i)    SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF THE UNITED STATES SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIMS OF FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION OR PROCEEDING IN ANY COURT DESCRIBED IN THIS PARAGRAPH;

(ii)    AGREES THAT ANY SERVICE OF PROCESS MAY BE SERVED UPON IT BY THE

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OTHER PARTY BY MAIL OR HAND DELIVERY IF SENT TO THE ADDRESS FOR NOTICES TO SUCH PARTY SET FORTH IN THE RECEIVABLES PURCHASE AGREEMENT. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY PARTY’S RIGHT TO SERVICE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW; AND WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

E.    Severability
If any provision of this Amendment is held illegal or unenforceable, the validity of the remaining provisions shall not be affected.

F.    Counterparts; Electronic Execution
This Amendment may be signed in any number of counterparts and by the parties hereto upon separate counterparts as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by any electronic means that reproduces an image of the actual executed signature page shall be as effective as delivery of a manually executed counterpart of this Amendment.

G.    Successors and Assigns.
The Amended Receivables Purchase Agreement constitutes the entire contract and agreement among the parties hereto relating to the subject matter thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Amendment shall be binding upon and inure to the benefit of Seller and Bank and their respective successors and assigns, except that Seller may not assign or transfer any of its rights or obligations under this Amendment or the Amended Receivables Purchase Agreement without the prior written consent of Bank.

[Remainder of Page Intentionally Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Seller:

ZT GROUP INT'L, INC.,
a corporation organized under the laws of New Jersey

EXHIBIT 10.26
By:

/S/ Brian Wzsolek
Name:    Brian Wzsolek
Title:    Vice President and Treasurer

Bank:

PNC BANK, NATIONAL ASSOCIATION

By:

/S/ Neil Otte
Name:    Neil Otte
Title:    Vice President

[Signature Page to Fourteenth Amendment to Master Receivables Purchase Agreement]

EXHIBIT 10.26
ANNEX I TO FOURTEENTH AMENDMENT

AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT
See Attached - Changed Pages Only

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EXHIBIT 10.26
ANNEX I TO ~~THIRTEENTH~~FOURTEENTH AMENDMENT

EXECUTION VERSION

MASTER RECEIVABLES PURCHASE AGREEMENT

dated as of April 21, 2017 by and between
PNC BANK, NATIONAL ASSOCIATION, as purchaser

and

ZT Group Int’l, Inc., as seller

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Annexes
Annex A – Specific Terms Applicable to Transaction Exhibits
Exhibit A – Form of Purchase Notice Exhibit B – Form of Officer’s Certificate Exhibit C – Form of Repurchase Notice Exhibit D – Repurchase Price Formula
Exhibit E – Form of Notice of Assignment and Irrevocable Payment Instruction

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a rate based on SOFR or any direct or indirect calculation or determination of SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day.

“Closing Date”: as defined in Section 6(a) of this Agreement. “Collateral”: as defined in Section 5 hereof.
“Collections” mean as to each Purchased Receivable, any and all payments, remittances, instruments, collections, distributions, and funds payable or paid by or on behalf of the Applicable Obligor in respect of each Purchased Receivable and any and all other proceeds of such Purchased Receivable, including without limitation any and all distributions made in respect of such Purchased Receivable in any bankruptcy, insolvency or other comparable proceedings regarding the Applicable Obligor, all of the foregoing whether received by or paid to Seller (whether before or after any termination of Seller as agent and servicer on behalf of Bank for any Purchased Receivables pursuant to the terms hereof and/or before or after the commencement of any bankruptcy, insolvency or other comparable proceedings regarding Seller; and whether or not at any time commingled with any other funds or assets of the Seller and/or received or deposited into and/or held for any period in any non-segregated deposit account of the Seller) or received by or paid to Bank; provided, that for the avoidance of doubt, under no circumstances shall the Purchase Price payable by Bank to Seller hereunder in respect of any Purchased Receivable constitute part of the Collections.

“Commercial Dispute”: Any failure of an Applicable Obligor to make payment in full of a Purchased Receivable due to (a) any claim, offset, defense, counterclaim, discount, allowance or warranty issue of any kind with respect to a Purchased Receivable or (b) any dispute arising under, from or relating to any Contract or the transactions related thereto (including any dispute with respect to the applicable Goods or Services, price, terms, quality, workmanship, delivery, quantity and any levies, taxes and duties related to the relevant transaction); provided, neither of the following shall be deemed a “Commercial Dispute” hereunder (x) a dispute between the Bank, on the one hand, and Seller, on the other hand, with respect to their rights and obligations under this Agreement or (y) any Purchased Receivable otherwise remaining unpaid or failing to have been Paid in Full due to the Applicable Obligor’s insolvency, creditworthiness or financial well-being.

“Contract”: with respect to each Purchased Receivable, the applicable contract and/or purchase order between Seller and the Applicable Obligor pursuant to which Seller has agreed to sell the Goods or provide Services to the Applicable Obligor (and the Applicable Obligor has agreed to acquire the Goods or accept the Services from Seller) on the terms set forth therein, together with all amendments thereto and related bills of lading or transport documents, invoices and delivery confirmations, if required.

“Credit Agreement”: shall mean ~~the Third Amendment and Restated~~that certain Credit Agreement, originally dated as of July 29, 2025 (as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of ~~March 31, 2021 (as~~October 27, 2025, as further amended by that certain Amendment No. 2 to the Credit Agreement, dated as of October 27, 2025 (“Credit Agreement Amendment No. 2”), and as may be further amended, supplemented ~~and~~, restated, amended and restated, refinanced, replaced, or otherwise modified from time to time) ~~among the Seller, as borrower, Wells Fargo Capital Finance, LLC as~~  following the date hereof), made by and among the Parent and certain subsidiaries of the Parent as “Borrowers”, certain subsidiaries of the Parent (including the Seller) as “Guarantors”, Bank of America, N.A., as “Administrative Agent ~~and collateral agent, and other lender parties thereto.~~” (together with its successors and assigns in such capacity the “Credit Agreement Agent”), and the financial institutions party thereto from time to time as “Lenders” and “L/C Issuers”.

“Credit Support Document”: any document evidencing an obligation of a Person other than the Applicable Obligor to make payment in respect of a Purchased Receivable or to provide property to secure such obligation.

“Default Rate”: the percentage per annum set forth on Annex A attached hereto (or such other percentage as otherwise mutually agreed to in writing by Bank and Seller); provided that, with respect to any calculation of interest based on the Default Rate with respect to the Repurchase Price for any applicable Purchased Receivable,

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“Fourth Amendment Effective Date” means the “Fourth Amendment Effective Date” under the Fourth Amendment to Master Receivables Purchase Agreement dated as of November 6, 2020, between Bank and Seller.

“Goods”: the goods of a type identified on Annex A attached hereto (or such other goods as may be mutually agreed to in writing by Bank and Seller).

“Governmental Authority”: any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic (including the European Union or any supranational regulatory authority).

“Grace Period”: with respect to each Purchased Receivable, the grace period (consisting of the number of days following the Due Date during which Payment in Full will be accepted by Bank as though paid on the Due Date) identified on Annex A attached hereto (or such other period as may be mutually agreed to in writing by Bank and Seller); provided that, in no event may the Grace Period exceed the Maximum Grace Period.

“Indemnified Taxes”: as defined in Section 10 of this Agreement.

“Invoice Amount”: with respect to each Purchased Receivable, the face value of the invoice (inclusive of the value of the Goods and any applicable interest, but exclusive of any sales or use tax or VAT and net of any discounts or credits that have been provided by Seller) in respect of the sale of the applicable Goods or provision of Services from Seller to the Applicable Obligor

“Judgment Currency”: as defined in Section 16 hereof.

“Late Payment Rate”: the percentage per annum set forth on Annex A attached hereto (or such other percentage as otherwise mutually agreed to in writing by Bank and Seller); provided that, with respect to any calculation of interest based on the Late Payment Rate for any applicable Purchased Receivable, such Late Payment Rate shall be based on the Term SOFR Rate as determined in accordance with the terms of this Agreement for each day for which interest is payable as to such Repurchase Price.

“Law”: collectively, all international, foreign, Federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law and, for purposes hereof, including all successors thereto.

“Lender”: shall mean a "Lender" under, and as defined in, the Credit Agreement.

“Material Adverse Effect”: a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of Seller, (b) the ability of Seller to perform any of its obligations hereunder or (c) the validity or enforceability of this Agreement or the Purchase Documents or the rights of or benefits available to Bank hereunder or thereunder.

“Maturity Date”: with respect to each Purchased Receivable, the date determined by adding the Grace Period (if any, as applicable) to the Due Date.

“Maximum Facility Amount”: as defined in Annex A attached hereto.

“Maximum Grace Period”: the number of days designated as the “Maximum Grace Period” on Annex A attached hereto (or otherwise mutually agreed upon in writing by Bank and Seller) as the maximum number of days allowable under any circumstances for any Grace Period as to any Purchased Receivable under this Agreement.

“Maximum Invoicing Period”: the maximum period from the date of shipment of the applicable Goods or the date of completion of the applicable Services, in either case to the date the applicable invoice is issued for such

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Goods or Services, as such period is designated as the “Maximum Invoicing Period” on Annex A attached hereto (or such other period otherwise mutually agreed to in writing by Bank and Seller).

“Maximum Purchase Period”: the maximum period from the date the applicable invoice is issued for the applicable shipment of Goods or completion of Services, in either case to the Purchase Date, as such period is designated as the “Maximum Purchase Period” on Annex A attached hereto (or such other period otherwise mutually agreed to in writing by Bank and Seller).

“Maximum Terms of Payment”: the maximum period from the date the applicable invoice is issued for the applicable shipment of Goods or completion of Services, in either case to the Due Date therefor, as such period is designated as the “Maximum Terms of Payment” on Annex A attached hereto (or such other period otherwise mutually agreed to in writing by Bank and Seller).

“Notice of Assignment and Irrevocable Payment Instruction”: a notice to be delivered by Seller to the Applicable Obligor in accordance with Section 4(a), substantially in the form attached as Exhibit E hereto.

“Obligation Currency”: as defined in Section 16 hereof.

“Obligor” means, with respect to any Receivable, the Person that is obligated to make payments in respect of such Receivable pursuant to the applicable Contract.

“OFAC”: as defined in the definition of the term Sanctions Laws and Regulations. “Other Taxes”: as defined in Section 10 of this Agreement.
“Paid in Full”: means, as to any Purchased Receivable, that (x) payment in full with respect to such receivable has been tendered by or on behalf of the Applicable Obligor and remitted to and received by Seller or Bank, and (y) if such payment was remitted to and received by Seller, such payment has been remitted and turned over to Bank by Seller (and “Payment in Full” shall have the correlative meaning).

“Participant”: as defined in Section 14(c) of this Agreement. “PATRIOT Act”: as defined in Section 22(a) of this Agreement.
“Parent” ~~means Advanced Micro Devices, Inc.~~: means Sanmina Corporation, a Delaware corporation.

“Person”: any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Purchase Date”: with respect to any request for the purchase of a Receivable made hereunder that has been accepted by Bank, the date on which such purchase occurs.

“Purchase Documents”: with respect to each Purchased Receivable, (a) the Contract, (b) Notice of Assignment and Irrevocable Payment Instruction executed by Seller, (c) each Purchase Notice, invoice, promissory note, transport document and delivery receipt related thereto, (d) any other documents evidencing the Purchased Receivable or the authenticity and binding nature of the relevant signatures of the Applicable Obligor and Seller, (e) any other documents required to (i) transfer the Purchased Receivable and all rights under any Credit Support Document or (ii) be presented when enforcing or exercising rights to receive payment under the Purchased Receivable or to collect or realize under any Credit Support Document, (f) any Credit Support Documents and (g) any other document designated by Bank and Seller as an “Other Purchase Document” in paragraph 12 of the Purchase Notice.

“Purchase Notice”: as defined in the recitals of this Agreement.

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(ix)    (A) the Purchase Documents evidencing the underlying transaction between Seller and the Applicable Obligor in respect of the applicable Goods and Services and their delivery and performance do not contravene any applicable Law in any Applicable Jurisdiction; (B) all necessary authorizations required under the Laws of any Applicable Jurisdiction for concluding and performing the rights and obligations under the Purchase Documents and under the underlying transaction between Seller and the Applicable Obligor in respect of the applicable Goods and Services have been granted; and (C) the conclusion and performance of the underlying transaction between Seller and the Applicable Obligor in respect of the applicable Goods and Services have been approved by the competent authorities in each Applicable Jurisdiction or are not subject to such approval, except in each case, to the extent that such contravention or the absence of such authorizations or approvals would not reasonably be expected to have a Material Adverse Effect;

(x)    (A) all Purchase Documents with respect to such Purchased Receivable have been described on the applicable Purchase Notice and copies of such Purchase Documents have been attached thereto or otherwise delivered to Bank, and (B) each of such Purchase Documents and each such Purchased Receivable is a legal, valid and binding obligation of the Applicable Obligor, enforceable against the Applicable Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; ~~and~~

(xi)    the sale of such Purchased Receivable by the Seller to the Bank under this Agreement is permitted under the express terms and provisions of Section 7.05 of the Credit Agreement, and such sale of such Purchased Receivable shall be free and clear of all security interests and liens in favor of Credit Agreement Agent; and

(~~xi~~xii)    all written information provided by Seller with respect to such Purchased Receivable is accurate and complete in all material respects.

(b)    Other Representations and Warranties by Seller. Seller represents and warrants to Bank as follows as of the date hereof and each Purchase Date,

(i)    Seller is duly organized, validly existing and in good standing under the Laws of the Applicable Jurisdiction and has full power, authority and legal right to sell each Purchased Receivable contemplated herein and to execute, deliver and perform this Agreement and any and all other agreements and documents executed and/or delivered in connection herewith;

(ii)    no authorizations, consents, approvals, licenses, filings or registrations are necessary or required to be obtained by Seller or otherwise from or with any governmental agency, or other authority under applicable Laws, for the execution, delivery and performance by Seller of this Agreement and each other transaction contemplated thereby, other than such authorizations, consents, approvals, licenses, filings and registrations, if any, that have already been obtained and are in full force and effect;

(iii)    neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereunder by Seller violates or will violate any organizational document of Seller or any applicable legal restriction binding on Seller or any of its property or violates or will violate, or constitutes or will constitute a default under, any material agreement binding upon Seller or any of its property;

(iv)    this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(v)    this Agreement and the transactions contemplated hereby are entered into by Seller for commercial purposes;

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Receivables or would otherwise reduce the amount due thereunder or delay the Due Date thereof, in each case, without the written consent of Bank;

(d)    Seller will comply with all applicable Laws, except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect;

(e)    Seller will provide to Bank the financial statements (and any related auditors’ accountants opinions and/or related reports or certificates) required to be provided pursuant to any provisions of the Credit Agreement relating to delivery of any annual financial statements (and/or any related auditors’ accountants opinions and/or related reports or certificates), any quarterly financial statements (and/or any related reports or certificates), or any borrowing base reporting/certificates (if applicable), in each case no later than ~~the~~five (5) Business Days following the respective deadline for the delivery thereof pursuant to such provisions of the Credit Agreement, as applicable; provided that if the Credit Agreement is terminated, Seller will provide to Bank true, correct and complete copies of such financial statements that were required to be provided immediately before the Credit Agreement was terminated; provided, further, that such financial statements shall be deemed to have been provided to the Bank on the date that such financial statements have been made available through the Securities Exchange Commission’s EDGAR system (or any successor electronic gathering system that is publicly available free of charge).

(f)    Seller shall not make any change or modification (or permit any change or modification to be made) in any material respect to the manner in which it generates and services Purchased Receivables from the manner in which Seller generated and serviced Purchased Receivables prior to the date hereof, except (i) if such changes or modifications are necessary under any requirement of Law, or (ii) if such changes or modifications would not adversely affect the collectability of any Purchased Receivables or the rights of Bank as the owner of the Purchased Receivables;

(g)    From and after the date of any delivery by Bank to any Applicable Obligor of any Notice of Assignment and Irrevocable Payment Instruction in accordance with the provisions of Section 4(a) hereof, Seller shall not give such Applicable Obligor any instructions contrary to or inconsistent with the provisions contained in such Notice of Assignment and Irrevocable Payment Instruction;

(h)    Seller shall not create or permit to exist any lien, security interest, charge, encumbrance or adverse claim on the Remittance Account other than those in favor of Bank;

(i)    [RESERVED];

(j)    following the occurrence and continuance of a Triggering Event, if requested by Bank, Seller shall endorse any applicable invoice with a stamp or legend stating that the applicable Purchased Receivable has been or may be assigned by Seller to Bank, such stamp or legend to be in a form and substance reasonably satisfactory to Bank;

(k)    Seller shall promptly provide Bank with written notice of any Commercial Dispute and use reasonable endeavors to resolve such Commercial Dispute as soon as practicable;

(l)    Seller shall promptly provide Bank with written notice of any information or circumstance of which Seller becomes aware which has resulted in or could reasonably be expected to result in (i) a default by any Applicable Obligor under any applicable Contract, or (ii) a bankruptcy, liquidation, reorganization, administration, receivership or analogous proceeding under the Laws of any jurisdiction in respect of any Applicable Obligor;

(m)    to the extent not otherwise provided, Seller shall provide Bank with the copies or originals of the Purchase Documents, proof of payment by each Applicable Obligor and any other similar documents reasonably requested by Bank within five (5) Business Days of any such request;

(n)    Seller from time to time with prior notice on reasonable request by Bank (but in any event no more frequently than once per calendar year provided that no Event of Default has occurred and is continuing) will

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amount of the Obligation Currency expressed to be payable hereunder, and shall not be affected by judgment being obtained for other sums due hereunder.

SECTION 17.    RESERVED.

SECTION 18.    Setoff; Adjustments.
In addition to any rights and remedies of Bank provided by law, Bank shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable Law, upon any amount becoming due and payable by Seller under this Agreement (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Bank or any branch or agency thereof, or any affiliate of Bank, to or for the credit or the account of Seller, and/or against any and all amounts due and payable by Bank under this Agreement (whether at the stated maturity, by acceleration or ortherwise . Bank agrees promptly to notify Seller after any such setoff and application made by Bank; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Bank shall have the right to cancel, reverse or otherwise adjust any payment made to Seller hereunder to correct an obvious mistake or if Bank is legally obligated to make such cancellation, reversal or adjustment by an order of a court of competent jurisdiction.

SECTION 19.    Confidentiality.
Each party will treat the terms of this Agreement (including the Applicable Obligor Limits), the transactions contemplated hereby and all confidential, proprietary or non-public information provided to it by the other party in connection with this Agreement and the transactions contemplated hereby, as strictly confidential, unless and to the extent such information (a) was already known to such party otherwise than as a result of entering into or performing this Agreement, (b) is or becomes public knowledge otherwise than as a result of the conduct of such party in breach of this Section, (c) is disclosed to professional advisers and auditors of such party who receive the same under a duty of confidentiality, (d) is required to be disclosed by such party pursuant to any Law or request of any Governmental Authority, or (e) in the case of Seller, is disclosed to Seller's Lenders (on a confidential basis) under ~~any applicable~~the Credit Agreement.

SECTION 20.    Amendments and Waivers.

(a)    Amendments. No provision of this Agreement may be waived, amended or otherwise modified except in a writing signed by each of the parties hereto.

(b)    Waivers, Remedies Cumulative. No failure to exercise, nor any delay in exercising, on the part of Bank, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies available at equity or provided by applicable Law.

SECTION 21.    RESERVED.

SECTION 22.    Sanctions Laws and Regulations.
(a)    Bank hereby notifies Seller that pursuant to the requirements of the USA PATRIOT Improvement and Reauthorization Act, Title III of Pub. L. 109-177 (signed into law March 9, 2009), as amended from time to time (the “PATRIOT Act”) and Bank’s policies and practices, Bank is required to obtain, verify and record certain information and documentation that identifies Seller, which information includes the name and address of Seller and such other information that will allow Bank to identify Seller in accordance with the PATRIOT Act.

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EXHIBIT 10.26
ANNEX I TO FOURTEENTH AMENDMENT AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT

See Attached - Full Agreement

074658.21096/155601456v.3

EXHIBIT 10.26
ANNEX I TO ~~THIRTEENTH~~FOURTEENTH AMENDMENT

EXECUTION VERSION

MASTER RECEIVABLES PURCHASE AGREEMENT

dated as of April 21, 2017 by and between
PNC BANK, NATIONAL ASSOCIATION, as purchaser

and

ZT Group Int’l, Inc., as seller

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EXHIBIT 10.26

Annexes
Annex A – Specific Terms Applicable to Transaction Exhibits
Exhibit A – Form of Purchase Notice Exhibit B – Form of Officer’s Certificate Exhibit C – Form of Repurchase Notice Exhibit D – Repurchase Price Formula
Exhibit E – Form of Notice of Assignment and Irrevocable Payment Instruction

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MASTER RECEIVABLES PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) dated as of April 21, 2017 by and between PNC Bank, NATIONAL ASSOCIATION, as purchaser (“Bank”), and ZT GROUP INT'L, INC. (the “Seller”).

RECITALS

Bank may, in its sole discretion and on an uncommitted basis, acquire Receivables from Seller from time to time in an aggregate outstanding principal amount not to exceed at any time the amount set forth as the “Maximum Facility Amount” on Annex A attached hereto (or such other amount as may be agreed among the parties hereto by executing a letter in the form of Exhibit A attached hereto, the “Maximum Facility Amount”).

The parties hereto intend that each such purchase of a Receivable shall be governed by the terms and conditions set forth herein and, with respect to the particulars of a specific transaction, in a fully executed purchase notice substantially in the form attached as Exhibit A hereto (each such purchase notice, a “Purchase Notice”) if such Purchase Notice is accepted by Bank as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions.
(a)    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2021 Assignment and Agreement”: that certain Assignment and Agreements Regarding Master Receivables Purchase Agreement dated as of September 16, 2021 among BBVA USA f/k/a Compass Bank, as the “Assignor” thereunder, PNC Bank, National Association, as the “Assignee” thereunder, and ZT Group Int’l, Inc., as the “Seller” thereunder.

“Agreed Currency”: Dollars and such other currencies as are set forth on Annex A attached hereto (or otherwise mutually agreed upon in writing by Bank and Seller).

“Agreement”: as defined in the introductory paragraph hereof.

“Applicable Jurisdiction”: with respect to Seller, the jurisdiction of organization of Seller, the jurisdiction(s) of its place of business (or chief executive office if it has more than one place of business) and the jurisdiction of the governing law of the Contract; and with respect to an Obligor, the jurisdiction of organization of such Obligor, the jurisdiction(s) of its place of business (or chief executive office if it has more than one place of business) and/or the jurisdiction of the governing law of the Contract.

“Applicable Obligor”: with respect to any Purchased Receivable, the Obligor of such Purchased Receivable.

“Applicable Obligor Limit”: the maximum permitted aggregate outstanding Invoice Amount of the Purchased Receivables with respect to the Applicable Obligor as set forth on Annex A attached hereto (or such other amount as otherwise mutually agreed to in writing by Bank and Seller)

“Bank”: as defined in the introductory paragraph of this Agreement. “Benchmark Replacement”: as is set forth on Annex A.
“Business Day”: any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed, or are in fact closed, for business in Pittsburgh, Pennsylvania (or, if otherwise, the Lending Office of Bank); provided that, when used in connection with an amount that bears interest at

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a rate based on SOFR or any direct or indirect calculation or determination of SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day.

“Closing Date”: as defined in Section 6(a) of this Agreement. “Collateral”: as defined in Section 5 hereof.
“Collections” mean as to each Purchased Receivable, any and all payments, remittances, instruments, collections, distributions, and funds payable or paid by or on behalf of the Applicable Obligor in respect of each Purchased Receivable and any and all other proceeds of such Purchased Receivable, including without limitation any and all distributions made in respect of such Purchased Receivable in any bankruptcy, insolvency or other comparable proceedings regarding the Applicable Obligor, all of the foregoing whether received by or paid to Seller (whether before or after any termination of Seller as agent and servicer on behalf of Bank for any Purchased Receivables pursuant to the terms hereof and/or before or after the commencement of any bankruptcy, insolvency or other comparable proceedings regarding Seller; and whether or not at any time commingled with any other funds or assets of the Seller and/or received or deposited into and/or held for any period in any non-segregated deposit account of the Seller) or received by or paid to Bank; provided, that for the avoidance of doubt, under no circumstances shall the Purchase Price payable by Bank to Seller hereunder in respect of any Purchased Receivable constitute part of the Collections.

“Commercial Dispute”: Any failure of an Applicable Obligor to make payment in full of a Purchased Receivable due to (a) any claim, offset, defense, counterclaim, discount, allowance or warranty issue of any kind with respect to a Purchased Receivable or (b) any dispute arising under, from or relating to any Contract or the transactions related thereto (including any dispute with respect to the applicable Goods or Services, price, terms, quality, workmanship, delivery, quantity and any levies, taxes and duties related to the relevant transaction); provided, neither of the following shall be deemed a “Commercial Dispute” hereunder (x) a dispute between the Bank, on the one hand, and Seller, on the other hand, with respect to their rights and obligations under this Agreement or (y) any Purchased Receivable otherwise remaining unpaid or failing to have been Paid in Full due to the Applicable Obligor’s insolvency, creditworthiness or financial well-being.

“Contract”: with respect to each Purchased Receivable, the applicable contract and/or purchase order between Seller and the Applicable Obligor pursuant to which Seller has agreed to sell the Goods or provide Services to the Applicable Obligor (and the Applicable Obligor has agreed to acquire the Goods or accept the Services from Seller) on the terms set forth therein, together with all amendments thereto and related bills of lading or transport documents, invoices and delivery confirmations, if required.

“Credit Agreement”: shall mean ~~the Third Amendment and Restated~~that certain Credit Agreement, originally dated as of July 29, 2025 (as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of ~~March 31, 2021 (as~~October 27, 2025, as further amended by that certain Amendment No. 2 to the Credit Agreement, dated as of October 27, 2025 (“Credit Agreement Amendment No. 2”), and as may be further amended, supplemented ~~and~~, restated, amended and restated, refinanced, replaced, or otherwise modified from time to time) ~~among the Seller, as borrower, Wells Fargo Capital Finance, LLC as~~  following the date hereof), made by and among the Parent and certain subsidiaries of the Parent as “Borrowers”, certain subsidiaries of the Parent (including the Seller) as “Guarantors”, Bank of America, N.A., as “Administrative Agent ~~and collateral agent, and other lender parties thereto.~~” (together with its successors and assigns in such capacity the “Credit Agreement Agent”), and the financial institutions party thereto from time to time as “Lenders” and “L/C Issuers”.

“Credit Support Document”: any document evidencing an obligation of a Person other than the Applicable Obligor to make payment in respect of a Purchased Receivable or to provide property to secure such obligation.

“Default Rate”: the percentage per annum set forth on Annex A attached hereto (or such other percentage as otherwise mutually agreed to in writing by Bank and Seller); provided that, with respect to any calculation of interest based on the Default Rate with respect to the Repurchase Price for any applicable Purchased Receivable,

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such Default Rate shall be based on the Term SOFR Rate as determined in accordance with the terms of this Agreement for each day for which interest is payable as to such Repurchase Price.

“Delivered”: with respect to the applicable Goods or Services, the delivery of such Goods to, or performance of such Services for, the Applicable Obligor (or, in the case of export sales, to the applicable third party) in accordance with the applicable Contract, and the fulfillment, completion and satisfaction in full of all other obligations necessary to give rise to the applicable Receivable under such Contract and any applicable International Commercial Terms (as published by the International Chamber of Commerce).

“Designated Persons”: a Person (a) listed in the annex to, or otherwise subject to the provisions of, any Executive Order; (b) named as a “Specially Designated National and Blocked Person” (“SDN”) on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (the “SDN List”) or otherwise the subject of any Sanctions Laws and Regulations; or (c) in which a Person on the SDN List has a 50% or greater ownership interest or that is otherwise controlled by an SDN.

“Discount Amount”: with respect to any Purchased Receivable, the amount calculated by multiplying the product of (a) the Invoice Amount, (b) the Funding Percentage, (c) the Discount Rate and (d) the Tenor divided by 360.

“Discount Rate”: the rate designated as the “Discount Rate” on Annex A attached hereto (or such other rate as otherwise mutually agreed to in writing by Bank and Seller).

“Dollars” or “$”: the lawful currency of the United States of America.

“Due Date”: with respect to each Purchased Receivable, the due date specified in paragraph 2 of the applicable Purchase Notice.

“Early Payment Eligible Receivable”: means any Purchased Receivable with a Maturity Date that is at least sixteen (16) days after the Purchase Date for such Purchased Receivable.

“Early Payment Rebate Amount”: with respect to any applicable Purchased Receivable, the amount calculated by multiplying the product of (a) the Invoice Amount, (b) the Funding Percentage, (c) the Discount Rate and (d) the Early Payment Rebate Days divided by 360.

“Early Payment Rebate Days”: with respect to any Early Payment Eligible Receivable that is Paid in Full prior to the Maturity Date for such Early Payment Eligible Receivable, the number of days from and including the 15th day after the Purchase Date for such Early Payment Eligible Receivable until but not including the date such Early Payment Eligible Receivable is Paid in Full (for illustrative purposes only, and without limitation (x) if an Early Payment Eligible Receivable has a Maturity Date that is 16 days after its Purchase Date, and is Paid in Full on the 15th day following the Purchase Date for such Early Payment Eligible Receivable, the number of Early Payment Rebate Days for such Early Payment Eligible Receivable shall be one (1) day, and (y) if an Early Payment Eligible Receivable has a Maturity Date that is 20 days after its Purchase Date, and is Paid in Full on the 15th day following the Purchase Date for such Early Payment Eligible Receivable, the number of Early Payment Rebate Days for such Early Payment Eligible Receivable shall be five (5) days).

“Eligible Obligor”: any entity listed in Annex A hereto or any other entity designated by Seller that Bank, in its sole discretion, may approve as an “Eligible Obligor” in writing within thirty (30) days of receipt of a written request from Seller (which written request shall include the name of the proposed new Obligor, the jurisdiction of organization of the proposed new Obligor, the jurisdiction of its place of business (or chief executive office if it has more than one place of business), the estimated value of goods and services that Seller will supply or render to the proposed new Obligor in the following twelve (12) months, the payment terms for invoices and any other information reasonably requested by Bank); provided, that in no event shall any direct or indirect subsidiary, holding company or affiliate of Seller or any government-owned entity be an Eligible Obligor unless specifically approved in writing by Bank.

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EXHIBIT 10.26

“Event of Default”: the occurrence of any one or more of the following events or circumstances:

(a)    Seller shall fail to pay any amount when due in accordance with the terms hereof, and such failure continues uncured for three (3) Business Days after written notice thereof to such Seller from Bank;

(b)    any representation or warranty made or deemed made by Seller herein or that is contained in any certificate, document or financial or other statement furnished by Seller at any time under or in connection with this Agreement shall prove to have been inaccurate in any material respect on or as of the date made or deemed made;

(c)    Seller shall (i) default in the observance or performance of any agreement contained in Section 4(b)(v) of this Agreement, clause (c), (d), (g), (h) or (i) of Section 8 of this Agreement, or Section 22 of this Agreement or (ii) default in the observance or performance of any agreement contained in this Agreement not described in the foregoing clause (a), (b) or (c)(i), and such default shall continue unremedied for a period of five (5) days after notice thereof to Seller from Bank;

(d)    any default shall occur under any indebtedness of Seller, in an amount in excess of the Threshold Amount, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to allow or permit the acceleration of the maturity of, or any earlier redemption in respect of, any such indebtedness (whether or not such maturity is in fact accelerated or such early redemption is called), or any such indebtedness shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

(e)    (i) Seller shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, manager, receiver and manager, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Seller shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Seller any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of forty-five (45) days; or (iii) there shall be commenced against Seller any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within forty-five (45) days from the entry thereof; or (iv) Seller shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Seller shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

(f)    one or more judgments or decrees shall be entered against Seller involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has not denied coverage) in excess of the Threshold Amount, and all such judgments or decrees shall not have been vacated, discharged, satisfied, stayed or bonded pending appeal for a period of thirty (30) consecutive days from the entry thereof; or

(g)    this Agreement shall cease, for any reason, to be in full force and effect, or Seller shall so assert. “Executive Order”: as defined in the definition of the term Sanctions Laws and Regulations.
“Facility Fee”: the upfront fee designated as the “Facility Fee” on Annex A attached hereto.

“Funding Percentage”: the funding percentage set forth on Annex A attached hereto (or such other percentage as otherwise mutually agreed to in writing by Bank and Seller).

“Floor” means zero percent (0.00%)

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“Fourth Amendment Effective Date” means the “Fourth Amendment Effective Date” under the Fourth Amendment to Master Receivables Purchase Agreement dated as of November 6, 2020, between Bank and Seller.

“Goods”: the goods of a type identified on Annex A attached hereto (or such other goods as may be mutually agreed to in writing by Bank and Seller).

“Governmental Authority”: any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic (including the European Union or any supranational regulatory authority).

“Grace Period”: with respect to each Purchased Receivable, the grace period (consisting of the number of days following the Due Date during which Payment in Full will be accepted by Bank as though paid on the Due Date) identified on Annex A attached hereto (or such other period as may be mutually agreed to in writing by Bank and Seller); provided that, in no event may the Grace Period exceed the Maximum Grace Period.

“Indemnified Taxes”: as defined in Section 10 of this Agreement.

“Invoice Amount”: with respect to each Purchased Receivable, the face value of the invoice (inclusive of the value of the Goods and any applicable interest, but exclusive of any sales or use tax or VAT and net of any discounts or credits that have been provided by Seller) in respect of the sale of the applicable Goods or provision of Services from Seller to the Applicable Obligor

“Judgment Currency”: as defined in Section 16 hereof.

“Late Payment Rate”: the percentage per annum set forth on Annex A attached hereto (or such other percentage as otherwise mutually agreed to in writing by Bank and Seller); provided that, with respect to any calculation of interest based on the Late Payment Rate for any applicable Purchased Receivable, such Late Payment Rate shall be based on the Term SOFR Rate as determined in accordance with the terms of this Agreement for each day for which interest is payable as to such Repurchase Price.

“Law”: collectively, all international, foreign, Federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law and, for purposes hereof, including all successors thereto.

“Lender”: shall mean a "Lender" under, and as defined in, the Credit Agreement.

“Material Adverse Effect”: a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of Seller, (b) the ability of Seller to perform any of its obligations hereunder or (c) the validity or enforceability of this Agreement or the Purchase Documents or the rights of or benefits available to Bank hereunder or thereunder.

“Maturity Date”: with respect to each Purchased Receivable, the date determined by adding the Grace Period (if any, as applicable) to the Due Date.

“Maximum Facility Amount”: as defined in Annex A attached hereto.

“Maximum Grace Period”: the number of days designated as the “Maximum Grace Period” on Annex A attached hereto (or otherwise mutually agreed upon in writing by Bank and Seller) as the maximum number of days allowable under any circumstances for any Grace Period as to any Purchased Receivable under this Agreement.

“Maximum Invoicing Period”: the maximum period from the date of shipment of the applicable Goods or the date of completion of the applicable Services, in either case to the date the applicable invoice is issued for such

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Goods or Services, as such period is designated as the “Maximum Invoicing Period” on Annex A attached hereto (or such other period otherwise mutually agreed to in writing by Bank and Seller).

“Maximum Purchase Period”: the maximum period from the date the applicable invoice is issued for the applicable shipment of Goods or completion of Services, in either case to the Purchase Date, as such period is designated as the “Maximum Purchase Period” on Annex A attached hereto (or such other period otherwise mutually agreed to in writing by Bank and Seller).

“Maximum Terms of Payment”: the maximum period from the date the applicable invoice is issued for the applicable shipment of Goods or completion of Services, in either case to the Due Date therefor, as such period is designated as the “Maximum Terms of Payment” on Annex A attached hereto (or such other period otherwise mutually agreed to in writing by Bank and Seller).

“Notice of Assignment and Irrevocable Payment Instruction”: a notice to be delivered by Seller to the Applicable Obligor in accordance with Section 4(a), substantially in the form attached as Exhibit E hereto.

“Obligation Currency”: as defined in Section 16 hereof.

“Obligor” means, with respect to any Receivable, the Person that is obligated to make payments in respect of such Receivable pursuant to the applicable Contract.

“OFAC”: as defined in the definition of the term Sanctions Laws and Regulations. “Other Taxes”: as defined in Section 10 of this Agreement.
“Paid in Full”: means, as to any Purchased Receivable, that (x) payment in full with respect to such receivable has been tendered by or on behalf of the Applicable Obligor and remitted to and received by Seller or Bank, and (y) if such payment was remitted to and received by Seller, such payment has been remitted and turned over to Bank by Seller (and “Payment in Full” shall have the correlative meaning).

“Participant”: as defined in Section 14(c) of this Agreement. “PATRIOT Act”: as defined in Section 22(a) of this Agreement.
“Parent” ~~means Advanced Micro Devices, Inc.~~: means Sanmina Corporation, a Delaware corporation.

“Person”: any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Purchase Date”: with respect to any request for the purchase of a Receivable made hereunder that has been accepted by Bank, the date on which such purchase occurs.

“Purchase Documents”: with respect to each Purchased Receivable, (a) the Contract, (b) Notice of Assignment and Irrevocable Payment Instruction executed by Seller, (c) each Purchase Notice, invoice, promissory note, transport document and delivery receipt related thereto, (d) any other documents evidencing the Purchased Receivable or the authenticity and binding nature of the relevant signatures of the Applicable Obligor and Seller, (e) any other documents required to (i) transfer the Purchased Receivable and all rights under any Credit Support Document or (ii) be presented when enforcing or exercising rights to receive payment under the Purchased Receivable or to collect or realize under any Credit Support Document, (f) any Credit Support Documents and (g) any other document designated by Bank and Seller as an “Other Purchase Document” in paragraph 12 of the Purchase Notice.

“Purchase Notice”: as defined in the recitals of this Agreement.

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“Purchase Price”: the amount payable by Bank to Seller on the Purchase Date, which amount shall be equal to (a) the Invoice Amount multiplied by the Funding Percentage, minus (b) the Discount Amount plus the Service Fee, if applicable

“Purchased Receivable”: a Receivable acquired by Bank from Seller hereunder; provided that a Receivable (or portion thereof) purchased hereunder and subsequently repurchased by Seller pursuant to the terms and conditions hereof shall, upon receipt by Bank of the Repurchase Price therefor, cease to be a Purchased Receivable.

“Receivable”: all of Seller’s right, title and interest to receive or recover payment from the Applicable Obligor in the applicable Invoice Amount with respect to one or more applicable invoice(s), including all related rights described in Section 3.

“Receivable Collateral”: as defined in Section 5 hereof.

“Release Agreement”: a release agreement entered into among Bank, Seller and the applicable secured party, in form and substance reasonably satisfactory to Bank.

“Remittance Account”: one or more deposit accounts (x) maintained by Seller with a bank located in the United States, reasonably acceptable to Bank, and complying with the provisions of Section 8(h) hereof, and (y) which Seller shall have designated in writing to Bank from time to time as the “Remittance Account” for all purposes hereunder. The Remittance Account as of March 26, 2025 is as designated on Annex A attached hereto; and Seller hereby covenants and agrees that Seller shall not change the Remittance Account without giving at least five (5) Business Days’ prior written notice thereof to Bank (provided that, for the avoidance of doubt, so long as Seller shall provide such notice to Bank and comply with the provisions of Section 8(h) hereof, Seller may change the Remittance Account at any time and from time to time as Seller may elect in its sole discretion).

“Repurchase Date”: the date specified in the Repurchase Notice, which shall be at least five (5) Business Days after Seller's receipt of such Repurchase Notice, as the date upon which Seller shall be obligated to repurchase the applicable Purchased Receivable(s).

“Repurchase Event”: with respect to any Purchased Receivable, the occurrence of any one or more of the following events or circumstances: (a) a Commercial Dispute arises with respect to such Purchased Receivable and is not resolved prior to the Due Date; (b) Seller reduces the Invoice Amount of any Purchased Receivable, in resolution of a Commercial Dispute or otherwise without the written consent of Bank, unless Seller has made a payment to Bank, on or before the applicable Due Date, compensating Bank in full for such reduction; (c) any of the representations or warranties made by Seller in Section 7(a) with respect to such Purchased Receivable were untrue or incorrect in any material respect when made; or (d) Seller fails to comply in any material respect with any of its covenants hereunder with respect to such Purchased Receivable.

“Repurchase Notice”: as defined in Section 9 of this Agreement. “Repurchase Price”: as defined in Section 9 of this Agreement.
“Sanctions Laws and Regulations”: (a) any sanctions, prohibitions or requirements imposed by any executive order (an “Executive Order”) or by any sanctions program administered by the U.S. Department of the Treasury Office of Foreign Assets Control or by any successor to its functions (“OFAC”) or any sanctions, prohibitions or requirements imposed by any sanctions program administered by the U.S. Department of State, and
(b) any sanctions measures imposed by the United Nations Security Council, the European Union or the United Kingdom.

“SDN”: as defined in the definition of the term Designated Persons.
“SDN List”: as defined in the definition of the term Designated Persons.

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“Seller”: as defined in the introductory paragraph of this Agreement.
“Seller Account”: the account of Seller specified in paragraph 6 of the applicable Purchase Notice. “Service Fee”: the fee designated as the “Service Fee” on Annex A attached hereto.
“Services”: the services of a type identified on Annex A attached hereto (or such other services otherwise mutually agreed to in writing by Bank and Seller).

“SOFR”: for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Floor”: zero basis points (0.00%).

“Tenor”: with respect to any Purchased Receivable, the greater of (x) number of days from and including the Purchase Date to but excluding the Maturity Date or (y) 15.

“Term SOFR Administrator”: CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Bank in its reasonable discretion).

“Term SOFR Rate”: as of any day, the rate per annum equal to the Term SOFR Reference Rate for a tenor of one month, as such rate is published by the Term SOFR Administrator on that day. If the Term SOFR Reference Rate for the tenor of one month has not been published or replaced with a Benchmark Replacement by 11:00 a.m. (Pittsburgh, Pennsylvania time) on such day, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such day for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such day. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor. The Term SOFR Rate shall be adjusted automatically without notice to Seller on and as of the effective date of any change in the SOFR Reserve Percentage.

“Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR.

“Terms of Payment”: the period from the date the applicable invoice is issued for the applicable shipment of Goods or completion of Services, in either case to the Due Date therefor, as such period is designated as the “Terms of Payment” on Annex A attached hereto (or such other period otherwise mutually agreed to in writing by Bank and Seller).

“Threshold Amount”: the amount designated as the “Threshold Amount” on Annex A attached hereto or such other amount otherwise mutually agreed to in writing by Bank and Seller

“Triggering Event”: the occurrence of any one or more of the following events or circumstances as to the Purchased Receivables owing from any particular Applicable Obligor: (a) any Purchased Receivable owing from such Purchased Receivable remains outstanding and has not been Paid in Full for more than the number of days after the Maturity Date specified on Annex A attached hereto; (b) Bank has determined, in its reasonable discretion, that such Applicable Obligor is subject to a bankruptcy, insolvency or other comparable proceedings or is not solvent, or Seller or Bank has received written notice of an imminent bankruptcy, insolvency or other comparable proceedings of such Applicable Obligor; (c) an Event of Default has occurred and is continuing; or (d) any other “Triggering Event(s)” specified on Annex A attached hereto has occurred with respect to such Applicable Obligor or any Purchased Receivable owing from such Applicable Obligor; provided that, the occurrence of any Triggering Event under the preceding clause (c) shall be a Triggering Event as to all Applicable Obligors and all Purchased Receivables.

“True-Up Default” shall mean occurrence of any of the following with respect to either the Seller or the Bank (i) such Person shall commence any case, proceeding or other action (A) under any existing or future law of

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any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, manager, receiver and manager, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or such Person shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against such Person any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of forty-five (45) days; or (iii) there shall be commenced against such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within forty-five (45) days from the entry thereof; or (iv) such Person shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) such Person shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

“UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York; provided, that if by reason of mandatory provisions of applicable Law, the perfection, the effect of perfection or non-perfection or the priority of the security interests of Bank is governed by the Uniform Commercial Code as in effect in another jurisdiction, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“VAT”: any value-added tax payable in any applicable jurisdiction.

“Waiting Period”: with respect to any Purchased Receivable that is not Paid in Full on or prior to its Maturity Date, the period from the first Business Day following the Maturity Date through and including the day that is four (4) Business Days following the Maturity Date (or such other day as may be mutually agreed to in writing by Bank and Seller); provided that if the Applicable Obligor is then subject to any bankruptcy, insolvency or other comparable proceedings, then the Waiting Period shall be deemed to be zero (0) days and Bank shall be authorized to initiate legal proceedings or otherwise exercise remedies pursuant to Section 9(b) immediately upon the occurrence of any applicable Maturity Date.

“WeFi Parties”: collectively, (x) WeFi Technology Group LLC, a limited liability company formed under the laws of the State of Delaware (“WeFi”) and, as more fully described and provided for in the 2021 Assignment and Agreement, the servicing agent of Bank with respect to this Agreement and the Receivables purchase facility provided for hereunder, and (y) all affiliates, officers, directors, employees, and agents of WeFi.

(b)    Interpretative Provisions.

(i)    As used herein, and any certificate or other document made or delivered pursuant hereto,
(i) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (ii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, capital stock, securities, revenues, accounts, leasehold interests and contract rights, (iii) references to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated or otherwise modified from time to time and (iv) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

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(ii)    The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Annex and Exhibit references are to this Agreement unless otherwise specified.

(iii)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2.    Sale of Receivables; Obligation to Offer; Uncommitted Facility.
(a)    Each purchase of a Receivable hereunder shall be made as set forth in this Section 2(a). Seller shall give Bank an irrevocable Purchase Notice and, if required by Bank, all other Purchase Documents (which Purchase Notice and other Purchase Documents must be received by Bank prior to 12:00 Noon, Houston, Texas time, on the day that is three (3) Business Days prior to the anticipated Purchase Date, unless Bank agrees to a shorter notice in its sole discretion) requesting that Bank purchase the Receivables set forth on the Purchase Notice on the terms and conditions set forth in the Purchase Notice. Such Purchase Notice and other Purchase Documents shall be delivered by e-mail transmission unless otherwise mutually agreed in writing by Bank and Seller. If Bank elects, in its sole discretion, to purchase any such Receivables requested by Seller, Bank shall provide written (including for this purpose by electronic mail) notice thereof to Seller within one (1) Business Day after Bank’s receipt of the applicable Purchase Notice and, upon satisfaction (or waiver in accordance with Section 20) of the conditions precedent to such purchase set forth in Sections 6(a) and 6(b), Bank shall pay or credit to the Seller Account the aggregate Purchase Price in immediately available funds, less any deduction required to be withheld therefrom to satisfy Seller obligations then due and payable under this Agreement, on the Purchase Date.

(b)    With respect to each Receivable that Bank in its sole discretion elects to purchase, on the applicable Purchase Date, Seller shall sell, transfer and assign absolutely, and Bank shall acquire, without recourse to Seller (except to the extent expressly set forth herein), such Receivable for the applicable Purchase Price, which sale, transfer and assignment shall automatically be effective upon payment by Bank of the applicable Purchase Price without any further action on the part of any Person.

(c)    During the term of this Agreement, Seller agrees to offer Bank the first right to purchase Receivables from all Eligible Obligors in accordance with the procedures set forth in Section 2(a), and further agrees to not make any such Receivables available for purchase to any third-parties until the expiration of the one (1) Business Day period referenced in Section 2(a).

(d)    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, THE FACILITY PROVIDED BY BANK UNDER THIS AGREEMENT IS AN UNCOMMITTED FACILITY, AND BANK SHALL HAVE NO OBLIGATION TO MAKE ANY PURCHASES UNDER THIS AGREEMENT, REGARDLESS OF WHETHER THE CONDITIONS SET FORTH HEREIN ARE SATISFIED.

SECTION 3.        Provisions Regarding the Purchased Receivables.
(a)    Each Purchased Receivable shall include, but not be limited to, (i) all of Seller’s rights to payment in, to and under each of the applicable Purchase Documents, including the Applicable Obligor’s undertaking to pay without set-off or counterclaim the full applicable Invoice Amount on the Due Date, (ii) all interest, penalties, damages and indemnities, if any, payable by the Applicable Obligor in connection with such Purchased Receivable,
(iii) all rights, remedies and privileges of Seller to collect and enforce payment of such Purchased Receivable or the applicable Purchase Documents (including any right to have any dispute relating in any way or manner to such Purchased Receivable be referred to and finally resolved by arbitration, litigation or other proceedings in accordance with the Contract) and (iv) all rights in, to and under any security, guaranty or other supporting obligation in respect of such Purchased Receivable.

(b)    Without in any way limiting any of the foregoing, for purposes hereof, the Purchased Receivables shall not include any right, title or interest in and to the applicable Goods, and Bank shall in no event be deemed to own the applicable Goods by reason of the execution, delivery or performance of this Agreement. Seller shall retain

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all of its obligations, duties and liabilities as seller of the Goods, including all warranty obligations, servicing obligations, maintenance obligations, delivery obligations and insurance obligations.

(c)    Notwithstanding anything herein to the contrary, Seller hereby acknowledges and agrees that Bank shall not be in any way responsible for the performance of any Contract and Bank shall not have any obligation to intervene in any Commercial Dispute arising out of the performance of any Contract. All obligations of Seller as seller of the Goods and provider of Services, including all obligations of Seller as seller under the Contracts, all representation and warranty obligations, all servicing obligations, all maintenance obligations, and all delivery, transport and insurance obligations, shall be retained by Seller (the “Retained Obligations”). Any claim which Seller may have against an Obligor or any other party, and/or the failure of an Obligor to fulfill its obligations under the applicable Contract, shall not affect the obligations of Seller to perform its obligations and make payments hereunder, and shall not be used as a defense or as set-off, counterclaim or cross-complaint as against the performance or payment of any of its obligations to Bank.

SECTION 4.        Notification of Transaction to Applicable Obligors; Seller’s Servicing Obligations; Power of Attorney.

(a)    For each Applicable Obligor, Seller shall sign and deliver to Bank an undated Notice of Assignment and Irrevocable Payment Instruction. Bank shall not provide any such Notice of Assignment and Irrevocable Payment Instruction to any Applicable Obligor unless a Triggering Event has occurred and is continuing with respect to such Applicable Obligor. If a Triggering Event has occurred and is continuing, Bank shall have the right, in its sole discretion, to send a Notice of Assignment and Irrevocable Payment Instruction to the affected Applicable Obligor(s). In the event Bank elects to exercise its right to deliver any Notice of Assignment and Irrevocable Payment Instruction to the affected Applicable Obligor(s), Bank shall give prompt notice thereof to Seller.

(b)    Bank hereby appoints Seller as its agent and servicer hereunder with respect to the Purchased Receivables, and Seller accepts such appointment, in each case from the time such Purchased Receivable is purchased by Bank hereunder continuing until such time as Seller’s rights and role as such agent and servicer with respect to any Applicable Obligor and the Purchased Receivables owing from it are terminated in accordance Section 4(e) hereof below, and, in such capacity, Seller shall (i) identify, match and reconcile payments for the Purchased Receivables received by Seller (whether received into the Remittance Account or otherwise), (ii) regularly share with Bank updates on Collections, (iii) provide Bank with contact details of relevant persons of the Applicable Obligor from time to time, and in any event at any time Seller’s rights and role as such agent and servicer with respect to any Applicable Obligor and the Purchased Receivables owing from it are terminated in accordance Section 4(e) hereof below, (iv) not appoint any third party for as a subagent or subservicer with respect to any Purchased Receivables without Bank’s consent (to be granted or withheld in Bank’s sole discretion), (v) transfer any and all Collections received by Seller (whether received into the Remittance Account or otherwise) from the Applicable Obligors in payment (in whole or in part) or on account of any Purchased Receivable to the Payment Account for Bank specified on Annex A hereto (or as otherwise specified by Bank to Seller from time to time by written notice in accordance with the notice provisions hereof) not later than three (3) Business Days following Seller’s receipt thereof (whether received into the Remittance Account or otherwise) (provided that, Seller and Bank may hereafter from time to time agree in writing (which may include via email) to use an alternate electronic funds transfer method (including ACH) to fulfill Seller’s obligations hereunder to transfer Collections to Bank in accordance with the terms hereof), and (vi) take or cause to be taken all other action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with this Agreement and all applicable Laws, with reasonable care and diligence, and in accordance with Seller’s standard credit and collection policies. Notwithstanding anything to the contrary contained herein but subject to Seller’s repurchase rights under Section 9(b) hereunder, if requested by Bank, Seller shall bring or settle any legal action to enforce collection of any Receivable or to foreclose upon or repossess any related security or supporting obligations.

(c)    Seller agrees that, subject to the provisions of Section 4(b)(v) and Section 4(e) hereof, it will hold in trust, as the property of Bank and subject to an express trust created hereby, any and all Collections on any Purchased Receivables received by Seller (whether received into the Remittance Account or otherwise) in payment

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(in whole or in part) or on account of any Purchased Receivable. While Seller remains the agent and servicer hereunder with respect to any Applicable Obligor and the Purchased Receivables owing from such Applicable

Obligor in accordance with the provisions of Section 4(b) hereof, Seller shall at all times direct such Applicable Obligor to remit all Collections with respect to such Purchased Receivables to the Remittance Account of which Seller has most recently given notice of to Bank in accordance the definition of “Remittance Account”.

(d)    Seller and Bank (together with any agent retained by Bank to assist in Bank’s administration of this Agreement (provided that no such agent shall derogate from the rights of Seller under Section 4(b) above)) shall cooperate in good faith to establish procedures for and the details of reporting to be provided by Seller to Bank (and any such agent of Bank) with respect to the Applicable Obligors and Purchased Receivables for which Seller acts from time to time as agent and servicer in accordance with Section 4(b) hereof in order to facilitate the administration by each of Seller and Bank (and any such agent of Bank) of the receivables purchase facility established pursuant to this Agreement, including prompt reporting of reporting of remittances and invoice registers with respect to payments received by Seller in respect of Purchased Receivables.

(e)    Bank shall have the right to terminate Seller’s rights and role as agent and servicer with respect to any Applicable Obligor and the Purchased Receivables owing from it upon the occurrence and during the continuance of any Triggering Event upon notice by Bank to Seller of Bank’s election to exercise such right; provided that in the event of any Triggering Event of the type described in clause (e) of the definition of the term Triggering Event, immediately and automatically upon the occurrence of any such Triggering Event, Seller’s rights and role as agent and servicer with respect to all Appliable Obligors and all Purchased Receivables shall be deemed terminated with the necessity of any notice or any other action by Bank or any other party. In any such event, Seller agrees to fully assist Bank (or any servicer retained by Bank) in the transition of servicing of the affected Applicable Obligor(s) and Purchased Receivables at Bank’s cost and expense. Without contradicting or limiting the provisions of Section 4(b)(v) hereof, from and after any termination of Seller’s rights and role as such agent and servicer with respect to any Applicable Obligor and the Purchased Receivables owing from it, Seller shall transfer any and all Collections received by Seller (whether received into the Remittance Account or otherwise) from such Applicable Obligor in payment (in whole or in part) or on account of such Purchased Receivables to the Payment Account for Bank specified on Annex A hereto (or as otherwise specified by Bank to Seller from time to time by written notice in accordance with the notice provisions hereof) not later than three (3) Business Days following Seller’s receipt thereof (whether received into the Remittance Account or otherwise) (provided that, Seller and Bank may hereafter from time to time agree in writing (which may include via email) to use an alternate electronic funds transfer method (including ACH) to fulfill Seller’s obligations hereunder to transfer Collections to Bank in accordance with the terms hereof).

(f)    Seller hereby irrevocably appoints Bank its attorney-in-fact, with full authority in the place and stead of Seller and in the name of Seller or otherwise to take any action and to execute any instrument which Bank may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (including endorsing in the name of and on behalf of Seller of any Collections and/or any instrument representing or evidencing any such Collections that may come into the possession of Bank). To the extent permitted by applicable Law, Seller hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated and all outstanding amounts under any Purchased Receivable or otherwise owing to Bank under this Agreement shall have been Paid in Full.

SECTION 5.     Characterization of Transaction; Security Interest.
The parties hereto hereby agree that each sale of Purchased Receivables (and the related transactions) shall be treated as a sale of such assets and not a secured transaction under applicable Laws. Further, it is the intention of the parties hereto that each purchase of a Purchased Receivable hereunder shall constitute a sale and assignment of such Purchased Receivable, which sale and assignment is absolute, irrevocable and without recourse, in each case except as expressly set forth herein, and shall provide Bank with the full risks and benefits of ownership of the Purchased Receivables (such that the Purchased Receivables would not be property of Seller’s estate in the event of its bankruptcy). Furthermore, it is not the intention of the parties to this Agreement that each sale of Purchased

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Receivables be deemed a grant of a security interest in such Purchased Receivables by the Seller to Bank to secure a debt or other obligation. If, notwithstanding such intentions, the transactions contemplated by this Agreement are recharacterized as a secured loan by any relevant Governmental Authority for any reason whatsoever, whether for limited purposes or otherwise, and in order to further and fully protect the rights of Bank as respects third parties, and in order to induce Bank to enter into this Agreement, Seller hereby assigns, transfers, conveys and grants to

Bank a first priority security interest in all of its right, title and interest in, to and under the following, whether now owned or existing, or hereafter acquired or arising (including under any trade names, styles or derivations of Seller), and regardless of where located (all of which, with respect to Bank, being hereinafter collectively referred to as the “Collateral”): (a) all Purchased Receivables and all related invoices and collections thereon, including all rights and amounts described in Section 3 of this Agreement; (b) all of the following (collectively, the “Receivable Collateral”): (i) the collections relating to the Purchased Receivables (including all funds in any deposit account or lock box account owned by Seller which are proceeds of Purchased Receivables) and all certificates and instruments, if any, from time to time representing or evidencing the collections relating to the Purchased Receivables, (ii) all notes, certificates of deposit, chattel paper and other instruments from time to time evidencing or issued in substitution for or in addition to any of the then existing Collateral, (iii) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any or all of the then existing Purchased Receivables, and (iv) any security, guaranty or other supporting obligation in respect thereof (including letter of credit rights and rights under insurance policies); (c) all returned goods in respect of any such Purchased Receivables; and (d) all proceeds, products, accessions, profits, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the foregoing Collateral to the extent relating to the applicable Purchased Receivables. To the extent that the transactions contemplated hereby are or may be recharacterized as secured transactions, then: (a) this Agreement shall constitute a security agreement and, in addition to any other rights available under this Agreement, under or against any of the Collateral, or otherwise available at law or in equity, Bank shall have all of the rights and remedies of a secured party under the applicable UCC and other applicable Law and in equity to enforce the security interests granted hereby; and (b) the Collateral shall secure payment and performance of Seller’s obligations and all amounts of any nature whatsoever, direct or indirect, due or to become due, at any time or times owing to Bank hereunder, whether fixed or contingent. If for any reason Bank is not able to acquire rights in a Purchased Receivable, then Seller shall hold such Purchased Receivable (and any proceeds received in respect of such Purchased Receivable) in trust for Bank, and Seller shall immediately turn over any proceeds received in respect of such Purchased Receivable to Bank.

SECTION 6.     Conditions Precedent; Each Sale of Purchased Receivables.
(a)    Conditions Precedent to Initial Purchase. Without affecting or impairing the uncommitted nature of the facility provided hereunder, the obligation of Bank to make the initial purchase of a Receivable pursuant to this Agreement is subject to the receipt by Bank (or waiver in accordance with Section 20), prior to the making of such purchase on the initial Purchase Date (the date of such receipt, as notified by Bank to Seller being the “Closing Date”), of each of the following:

(i)    this Agreement, executed and delivered by Seller;

(ii)    the Facility Fee and any and all other previously agreed fees and expenses required to be paid, and for which invoices have been presented, on or before the Closing Date;

(iii)    a legal opinion from counsel to Seller, reasonably satisfactory to Bank;

(iv)    an officer’s certificate executed by Seller, substantially in the form attached as Exhibit B hereto and otherwise satisfactory to Bank;

(v)    [RESERVED];

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(vi)    all “know your customer” and other compliance documentation as may be requested by Bank and required by Bank’s internal policies and procedures and/or applicable Law with respect to Seller and its respective jurisdiction of organization and jurisdictions (if different) in which it does business.

(b)    Conditions Precedent to Each Purchase; Sale of Purchased Receivables. Without affecting or impairing the uncommitted nature of the facility provided hereunder, Bank’s obligation to purchase Receivables shall be subject to the satisfaction (or waiver in accordance with Section 20) of each of the following conditions precedent:

(i)    Bank shall have received all “know your customer” and other compliance documentation as may be requested by Bank and required by Bank’s internal policies and procedures and/or applicable Law with respect to the Applicable Obligor and its jurisdictions of organization and jurisdictions (if different) in which it does business;

(ii)    Bank shall have received fully executed copies of each of the Purchase Documents, in each case in form and substance satisfactory to Bank;

(iii)    no event shall have occurred that has had or could reasonably be expected to have a Material Adverse Effect;

(iv)    each of the representations and warranties made by Seller hereunder shall be true and correct in all material respects on and as of the Purchase Date as if made on and as of such date; provided that any representation and warranty that is modified by a materiality qualifier shall be true and correct in all respects on and as of the Purchase Date as if made on and as of such date;

(v)    no Event of Default shall have occurred and be continuing;

(vi)    Seller shall have signed and delivered to Bank an undated Notice of Assignment and Irrevocable Payment Instruction for each Applicable Obligor;

(vii)    each document and other action reasonably requested by Bank to be taken prior to or concurrently with the Purchase Date by Seller (including filing of UCC financing statements), in each case in order to create in favor of Bank, a perfected ownership interest in the Purchased Receivables, prior and superior in right to any other Person, shall be in proper form for filing, registration or recordation or shall have been taken, as the case may be;

(viii)    the applicable Goods or Services have been Delivered;

(ix)    the applicable invoice was issued within the Maximum Invoicing Period;

(x)    the Purchase Date has occurred within the Maximum Purchase Period;

(xi)    the credit period for the applicable invoice is within the Maximum Terms of Payment and within the Terms of Payment, each as specified in Annex A attached hereto, for all Applicable Obligors;

(xii)    Seller has complied with all necessary conditions under the Contract with the Applicable
Obligor;

(xiii)    the aggregate outstanding principal amount of the Purchased Receivables shall not exceed the Maximum Facility Amount after giving effect to such purchase;

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(xiv)    the aggregate outstanding principal amount of the Purchased Receivables with respect to the Applicable Obligor in respect of the Purchased Receivable to be purchased shall not exceed the Applicable Obligor Limit after giving effect to such purchase,;

(xv)    to the extent applicable, any financial institution or other third party with a lien or security interest in the applicable Purchased Receivable(s) or proceeds thereof or supporting obligations therefor shall have executed and delivered to Bank a Release Agreement in form and substance satisfactory to Bank; and
(xvi)    there are no outstanding amounts past due and owing by the Applicable Obligor to Seller or Bank (in each case after giving effect to any applicable notice or grace periods) as of the time that a Purchase Notice has been received by Bank.

SECTION 7.     Representations and Warranties by Seller.
(a)    Representations and Warranties by Seller with Respect to Purchased Receivables. As of each Purchase Date, Seller represents and warrants to Bank as follows with respect to each Purchased Receivable being sold by it on such Purchase Dates:

(i)    (x) Seller is the sole legal and beneficial owner of such Purchased Receivable, with good title thereto, and (y) such Purchased Receivable is (A) a bona fide, certain, valid, existing and enforceable claim against the Applicable Obligor for the applicable Invoice Amount on the applicable Due Date, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (B) free and clear of all liens, security interests, charges, encumbrances and adverse claims other than those in favor of Bank or those subject to an enforceable Release Agreement; and (C) not subject to any Commercial Dispute;

(ii)    such Purchased Receivable can be freely and validly transferred by Seller by way of assignment, transfer and sale to Bank under the terms of the relevant Contract and the provisions of the UCC without any requirement to give notice to or obtain consent from the Applicable Obligor and without breaching or violating in any material respect any applicable Law or court order, the articles or certificate of incorporation or similar constitutive document of Seller or the Contract related to such Purchased Receivable or any other contract or agreement binding on Seller unless in the case of an applicable Purchased Receivable arising under a Contract governed by the Laws of a state of the United States, any restriction or prohibition on the sale of such Purchased Receivable is rendered ineffective and unenforceable pursuant to Section 9-406(d) or 9-408 of the UCC of such state so that pursuant to Section 9-406(d) or 9-408 of the UCC, to the extent applicable, such Purchased Receivable is assignable although a contractual prohibition to assignment exists;

(iii)    such Purchased Receivable does not represent any progress billing, sale-and return, guaranteed sale, sale on a bill-and–hold, sale on approval or cash-on-delivery and it is not backed by a letter of credit or demand guarantee;

(iv)    there is no UCC financing statement on file in any public office (other than UCC financing statements filed by Bank pursuant to this Agreement or UCC financing statements filed by a secured party that has entered into an enforceable Release Agreement) listing Seller as debtor and indicating as collateral property which includes such Purchased Receivables;

(v)    upon the filing of a UCC financing statement in the jurisdiction where, for purposes of the UCC, Seller is “located”, naming Seller as the “debtor” or “seller” and Bank as the “buyer” or “secured party” and specifying such Purchased Receivables as the “collateral”, Bank’s title to and interest in such Purchased Receivables will be perfected and senior to all other interest, if any, then existing or thereafter arising therein;

(vi)    such Purchased Receivable arose in the ordinary course of Seller’s business from the bona fide sale and delivery of Goods, or rendering of Services, by Seller to the Applicable Obligor, and the applicable Goods or Services in respect of such Purchased Receivable have been Delivered;

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(vii)    the Applicable Obligor is an Eligible Obligor and neither the Applicable Obligor nor, to the best of Seller’s knowledge, any of the Applicable Obligor’s affiliates, directors or officers is a Designated Person;

(viii)    the transfer, assignment and sale of such Purchased Receivable to Bank is legal, valid, binding and effective (including against any third party) according to applicable Law, and Seller has not agreed and shall not agree to the subordination of such Purchased Receivable or any waiver of collection rights thereunder;

(ix)    (A) the Purchase Documents evidencing the underlying transaction between Seller and the Applicable Obligor in respect of the applicable Goods and Services and their delivery and performance do not contravene any applicable Law in any Applicable Jurisdiction; (B) all necessary authorizations required under the Laws of any Applicable Jurisdiction for concluding and performing the rights and obligations under the Purchase Documents and under the underlying transaction between Seller and the Applicable Obligor in respect of the applicable Goods and Services have been granted; and (C) the conclusion and performance of the underlying transaction between Seller and the Applicable Obligor in respect of the applicable Goods and Services have been approved by the competent authorities in each Applicable Jurisdiction or are not subject to such approval, except in each case, to the extent that such contravention or the absence of such authorizations or approvals would not reasonably be expected to have a Material Adverse Effect;

(x)    (A) all Purchase Documents with respect to such Purchased Receivable have been described on the applicable Purchase Notice and copies of such Purchase Documents have been attached thereto or otherwise delivered to Bank, and (B) each of such Purchase Documents and each such Purchased Receivable is a legal, valid and binding obligation of the Applicable Obligor, enforceable against the Applicable Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; ~~and~~

(xi)    the sale of such Purchased Receivable by the Seller to the Bank under this Agreement is permitted under the express terms and provisions of Section 7.05 of the Credit Agreement, and such sale of such Purchased Receivable shall be free and clear of all security interests and liens in favor of Credit Agreement Agent; and

(~~xi~~xii)    all written information provided by Seller with respect to such Purchased Receivable is accurate and complete in all material respects.

(b)    Other Representations and Warranties by Seller. Seller represents and warrants to Bank as follows as of the date hereof and each Purchase Date,

(i)    Seller is duly organized, validly existing and in good standing under the Laws of the Applicable Jurisdiction and has full power, authority and legal right to sell each Purchased Receivable contemplated herein and to execute, deliver and perform this Agreement and any and all other agreements and documents executed and/or delivered in connection herewith;

(ii)    no authorizations, consents, approvals, licenses, filings or registrations are necessary or required to be obtained by Seller or otherwise from or with any governmental agency, or other authority under applicable Laws, for the execution, delivery and performance by Seller of this Agreement and each other transaction contemplated thereby, other than such authorizations, consents, approvals, licenses, filings and registrations, if any, that have already been obtained and are in full force and effect;

(iii)    neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereunder by Seller violates or will violate any organizational document of Seller or any applicable legal restriction binding on Seller or any of its property or violates or will violate, or constitutes or will constitute a default under, any material agreement binding upon Seller or any of its property;

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(iv)    this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(v)    this Agreement and the transactions contemplated hereby are entered into by Seller for commercial purposes;

(vi)    Seller’s execution, delivery and performance of this Agreement and the transactions contemplated hereby constitute private rather than public or government acts and neither it nor any of its property has any sovereign or other immunity from jurisdiction of any court or from set-off or any legal process under the Laws of any Applicable Jurisdiction;

(vii)    there is no pending or, to Seller's knowledge, threatened, litigation, arbitration, proceeding, action or investigation (i) that could reasonably be expected to have a Material Adverse Effect or (ii) that purports to affect the validity or enforceability of this Agreement or the transactions contemplated hereby;

(viii)    Seller is in compliance with all applicable Laws, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect;

(ix)    the financial statements received by Bank from Seller or disclosed in Parent’s periodic and current reports present fairly Parent’s and its consolidated subsidiaries’ (including Seller’s) financial condition as of the dates and for the periods therein indicated, in accordance with generally accepted accounting principles, consistently applied, and since the date of the most recent audited annual financial statements delivered pursuant to this clause (ix) there has been no material adverse change in such financial condition or its business or assets;

(x)    Seller is not bankrupt or insolvent or in a liquidation, reorganization, administration, receivership or analogous proceeding under the Laws of any jurisdiction;

(xi)    Seller has complied with all applicable environmental Laws of the jurisdictions of organization of Seller and the Applicable Obligor and of all the places to and from which the Goods are being shipped or stored pursuant to the Contract, in each case with respect to the applicable Goods and the shipment or storage thereof or the applicable Services, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect;

(xii)    all written information concerning Seller and furnished by or on behalf of Seller to Bank for use in connection with the transactions contemplated by this Agreement is accurate and complete in all material respects, and

(xiii)    the Seller is in compliance with all of the provisions of Section 22, and all of the representations and warranties set forth therein are true and correct as of the date hereof.

SECTION 8.    Covenants by Seller.
Seller covenants to Bank as follows:

(a)    Seller authorizes Bank to file any financing statements or financing statement amendments and continuation statements (or similar statements and amendments in jurisdictions outside of the United States) and to make any register entries, in any case relating to this Agreement or any Purchased Receivable (and the proceeds thereof or supporting obligations therefor) purchased by Bank. Without limiting the foregoing, Seller authorizes Bank to file, in such places as Bank shall deem appropriate, UCC financing statements identifying Seller as the “debtor” or “seller”, Bank as the “buyer” or “secured party” and the “collateral” as the Collateral.

(b)    Seller hereby agrees and undertakes that it will not change its name, type or jurisdiction of organization or location of its chief executive office unless (i) it shall give Bank at least two (2) days’ prior

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written notice thereof and (ii) it shall take all steps reasonably requested by Bank to preserve and protect Bank’s interest in the Purchased Receivables and the validity, enforceability, and perfection and priority of such interest;

(c)    Other than in connection with the resolution of Commercial Disputes in accordance with such Seller’s policies and procedures, Seller shall not enter into or otherwise effect any amendment, modification or waiver of any Purchased Receivable or any of the Purchase Documents in any manner which would materially adversely affect the collectability of any Purchased Receivables or rights of Bank as the owner of the Purchased
Receivables or would otherwise reduce the amount due thereunder or delay the Due Date thereof, in each case, without the written consent of Bank;

(d)    Seller will comply with all applicable Laws, except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect;

(e)    Seller will provide to Bank the financial statements (and any related auditors’ accountants opinions and/or related reports or certificates) required to be provided pursuant to any provisions of the Credit Agreement relating to delivery of any annual financial statements (and/or any related auditors’ accountants opinions and/or related reports or certificates), any quarterly financial statements (and/or any related reports or certificates), or any borrowing base reporting/certificates (if applicable), in each case no later than ~~the~~five (5) Business Days following the respective deadline for the delivery thereof pursuant to such provisions of the Credit Agreement, as applicable; provided that if the Credit Agreement is terminated, Seller will provide to Bank true, correct and complete copies of such financial statements that were required to be provided immediately before the Credit Agreement was terminated; provided, further, that such financial statements shall be deemed to have been provided to the Bank on the date that such financial statements have been made available through the Securities Exchange Commission’s EDGAR system (or any successor electronic gathering system that is publicly available free of charge).

(f)    Seller shall not make any change or modification (or permit any change or modification to be made) in any material respect to the manner in which it generates and services Purchased Receivables from the manner in which Seller generated and serviced Purchased Receivables prior to the date hereof, except (i) if such changes or modifications are necessary under any requirement of Law, or (ii) if such changes or modifications would not adversely affect the collectability of any Purchased Receivables or the rights of Bank as the owner of the Purchased Receivables;

(g)    From and after the date of any delivery by Bank to any Applicable Obligor of any Notice of Assignment and Irrevocable Payment Instruction in accordance with the provisions of Section 4(a) hereof, Seller shall not give such Applicable Obligor any instructions contrary to or inconsistent with the provisions contained in such Notice of Assignment and Irrevocable Payment Instruction;

(h)    Seller shall not create or permit to exist any lien, security interest, charge, encumbrance or adverse claim on the Remittance Account other than those in favor of Bank;

(i)    [RESERVED];

(j)    following the occurrence and continuance of a Triggering Event, if requested by Bank, Seller shall endorse any applicable invoice with a stamp or legend stating that the applicable Purchased Receivable has been or may be assigned by Seller to Bank, such stamp or legend to be in a form and substance reasonably satisfactory to Bank;

(k)    Seller shall promptly provide Bank with written notice of any Commercial Dispute and use reasonable endeavors to resolve such Commercial Dispute as soon as practicable;

(l)    Seller shall promptly provide Bank with written notice of any information or circumstance of which Seller becomes aware which has resulted in or could reasonably be expected to result in (i) a default by any Applicable Obligor under any applicable Contract, or (ii) a bankruptcy, liquidation, reorganization, administration, receivership or analogous proceeding under the Laws of any jurisdiction in respect of any Applicable Obligor;

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(m)    to the extent not otherwise provided, Seller shall provide Bank with the copies or originals of the Purchase Documents, proof of payment by each Applicable Obligor and any other similar documents reasonably requested by Bank within five (5) Business Days of any such request;

(n)    Seller from time to time with prior notice on reasonable request by Bank (but in any event no more frequently than once per calendar year provided that no Event of Default has occurred and is continuing) will provide access to Bank or its designated vendors to Seller’s premises during normal business hours to verify and audit their records or discuss matters related to Purchased Receivables;

(o)    Seller shall maintain and keep safe all originals of any Purchase Documents (to the extent not delivered to Bank) for at least seven (7) years;

and
(p)
at Bank’s request, Seller shall cooperate with Bank’s efforts to collect any Purchased Receivable;

(q)    Seller shall take such further action and execute any further documents as Bank may, following the Closing Date, reasonably request in order to (i) perfect, protect or evidence Bank’s ownership of the Purchased Receivables, (ii) exercise and enforce rights under the Purchased Receivables or the Purchase Documents and (iii) otherwise give effect to the transactions contemplated hereby.

SECTION 9.    Repurchase Rights; Seller Repayment Obligations.
(a)    If a Repurchase Event occurs, Bank may, by service of a notice substantially in the form set forth in Exhibit C hereto duly completed and signed on behalf of Bank, require Seller to repurchase each applicable Purchased Receivable, at the price calculated in accordance with the formula set forth in Exhibit D hereto (such price, the “Repurchase Price”), plus interest (accruing from the Repurchase Date) at the Default Rate, whereupon Seller shall pay to Bank the Repurchase Price in immediately available funds on or before the applicable Repurchase Date; provided that Bank shall have no obligation to refund any interest, Discount Amount or Service Fee collected by Bank with respect to the applicable Purchased Receivable.

(b)    If a Purchased Receivable has not been Paid in Full as of the expiration of the Grace Period (if any, as applicable) for any reason, then Seller may, in its sole discretion and for an amount equal to the Repurchase Price, repurchase such Purchased Receivable from Bank at any time from the first Business Day following the expiration of the Grace Period (if any, as applicable) until the expiration of the Waiting Period. If Seller has not exercised its repurchase rights prior to the expiration of the Waiting Period in accordance with the immediately preceding sentence, then Bank shall be authorized (but not required) to initiate legal proceedings against the Applicable Obligor and to exercise any other remedies available to it under applicable Law for collection of the amounts owed under the relevant Purchased Receivable; provided that the aggregate Invoice Amount of all Purchased Receivables repurchased pursuant to this Section 9(b) during any 12-month period shall not exceed 10% of the aggregate Invoice Amount for all Purchased Receivables purchased by Bank during such period.

(c)    The irrevocable receipt by Bank of the Repurchase Price for any repurchased Purchased Receivable shall have the effect of reassigning to Seller such right, title and interest in and to all monies due from the Applicable Obligor in respect of such repurchased Purchased Receivable, without representation or warranty by, or recourse to, Bank, except that Bank shall be deemed to represent and warrant that it has reconveyed such Purchased Receivable free and clear of any liens or encumbrances of any kind or nature whatsoever originating from or created by Bank.

SECTION 10.    Taxes.

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All payments and deposits made by or on behalf of Seller under this Agreement, and any amount of interest, shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, sales tax or VAT, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority. Income taxes and franchise taxes (in lieu of net income taxes) imposed on Bank and not payable by withholding or deduction are excluded from the foregoing. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Indemnified Taxes”) or Other Taxes (as defined below) are required to be withheld from any amounts payable to (or deposited for the benefit of) Bank hereunder, or on any amount of interest, the amounts so payable to (or deposited for the benefit of) Bank, or such amount of interest, shall be increased to the extent necessary to yield to Bank (after payment of all Indemnified Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. In addition, Seller shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law. “Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement. Seller shall, and does hereby, indemnify Bank, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes payable or paid by Bank or required to be withheld or deducted from a payment to Bank, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The provisions of this Section shall survive any termination of this Agreement.

SECTION 11. Economics for Later Payment and Early Payments.
(a)    Without limiting the generality of any of or contradicting or limiting any of the provisions of Section 9 hereof, in the event that any Purchased Receivable is not Paid in Full on or prior to the Maturity Date thereof, for each day during the period beginning on the first day following such Maturity Date and continuing until but not including the earliest of (i) the date such Purchased Receivable is Paid in Full, (ii) the date such Purchased Receivable is voluntarily repurchased by Seller pursuant to Section 9(b) hereof, (iii) the occurrence of any Repurchase Date with respect to such Purchased Receivable under Section 9(a) hereof, or (iv) the date that is one hundred twenty (120) days following the Maturity Date, Seller shall pay to Bank interest on the outstanding principal balance of the past-due Purchased Receivable at a per annum rate equal to the Late Payment Rate (the “Late Payment Interest”); provided that, notwithstanding anything to the contrary in the foregoing or otherwise in this Agreement, the aggregate amount of the Late Payment Interest with respect to any Purchased Receivable under this Section 11(a) shall not exceed five (5.00%) of the Invoice Amount with respect to such Purchased Receivable.

(b)    Notwithstanding anything to the contrary provided for otherwise in this Agreement, with respect to each Early Payment Eligible Receivable that is Paid in Full prior to the Maturity Date for such Early Payment Eligible Receivable, Bank shall pay to Seller the Early Payment Rebate Amount for such Early Payment Eligible Receivable.

(c)    No later than the fifteenth (15th) day following the end of each month, Bank shall prepare and provide to Seller (by e-mail transmission unless otherwise mutually agreed in writing by Bank and Seller) a statement (each, a “Monthly True-Up Statement”) detailing (x) for any Purchased Receivable that was outstanding past the Maturity Date therefor during such month (or any part thereof), the Late Payment Interest that accrued with respect to such past-due Purchased Receivable during such month, and (y) for any Early Payment Eligible Receivable that was Paid in Full during such month prior to the Maturity Date for such Early Payment Eligible Receivable, the Early Payment Rebate Amount for such Early Payment Eligible Receivable. To the extent that the aggregate amount payable by Seller to Bank for all Late Payment Interest that accrued during any month exceeds the aggregate amount payable by Bank to Seller for all Early Payment Rebates with respect to any applicable Early Payment Eligible Receivables Paid in Full prior to their respective Maturity Dates during such month, Seller shall pay the amount of such excess to Bank in immediately available funds no later than the twentieth (20th) day following the end of such month. To the extent that the aggregate amount payable by Bank to Seller for all Early Payment Rebates with respect to any applicable Early Payment Eligible Receivables Paid in Full prior to their respective Maturity Dates during any month exceeds the aggregate amount payable by Seller to Bank for all Late

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Payment Interest that accrued during to such month, Bank shall pay the amount of such excess to Seller in immediately available funds no later than the twentieth (20th) day following the end of such month. Without limiting the generality of any of the foregoing, in the event that any True-Up Default shall occur as to either Seller or Bank (respectively, as applicable), all Late Payment Interest that may be accrued and owing by Seller or Early Payment Rebates that may be accrued and owing by Bank (respectively, as applicable) shall be immediately and automatically due and payable.

(d)    For purposes of determining when payments in respect of any Purchased Receivable (including any applicable, payments of any Repurchase Price) for purposes of determining whether any Late Payment Interest may be owing in any case from Seller to Bank (and/or calculating the amount thereof) or whether any Early Payment Rebate Amount may be owing in any case from Bank to Seller (and/or calculating the amount thereof), any payment received by Bank in respect of any Purchased Receivable either (x) after 3:00 PM (New York Time) on any Business Day or (y) on any date that is not a Business Day shall be deemed to have been received by Bank on the next Business Day occurring following the date of such receipt (for the avoidance of doubt, any such payment received by Bank at or after 12:00 AM (Midnight) on any Business Day shall be deemed received on such Business Day, regardless of whether the day preceding such day of receipt was a Business Day).

SECTION 12. Costs and Expenses; Indemnity; Liability of Bank.
(a)    Seller agrees (i) to indemnify and hold harmless (x) Bank, its affiliates and each of their respective officers, directors, employees and agents and (y) the WeFi Parties (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities, costs and expenses which such Indemnified Party may incur to which any such Indemnified Person may become subject arising out of or in connection with this Agreement (including Seller’s breach of any of its representations, warranties or covenants contained in this Agreement or any incorrect, incomplete or inaccurate information provided by Seller in connection with this Agreement) or the use of the proceeds thereof, any Purchased Receivable, any Purchase or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, and to reimburse each Indemnified Person upon demand for any legal or other expenses incurred in connection with investigating or defending any of the foregoing or enforcing this indemnity, and THE FOREGOING INDEMNIFICATION WILL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY
INDEMNIFIED PERSON; provided that the foregoing indemnity will not apply to losses, claims, damages, liabilities, costs or expenses to the extent they (I) are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the willful misconduct or gross negligence of any Indemnified Person or (II) arise from any Purchased Receivable remaining unpaid or the failure of any Purchased Receivable to be Paid in Full due to the Applicable Obligor's insolvency, creditworthiness or financial well-being, and (ii) to reimburse Bank on demand for all reasonable costs and expenses (including reasonable fees, charges and disbursements of counsel) incurred by Bank in connection with the drafting, negotiation, administration (including the drafting and negotiation of any waivers under and amendments to this Agreement) and enforcement of this Agreement.

(b)    To the fullest extent permitted by applicable Law, neither Bank nor Seller shall have any liability, in contract, tort, statutory duty, or for misrepresentation or otherwise under or in connection with this Agreement for any special, indirect, consequential, exemplary or punitive damages (regardless of how named and howsoever incurred), even if the other party has been advised of the possibility of such loss or damage; provided, however, that
(i) nothing in this clause (b) shall diminish the indemnity obligations of Seller under clause (a) of this Section to the extent that an Indemnified Person is required to pay to third parties out-of-pocket losses, claims, damages, liabilities, costs and expenses constituting special, indirect, consequential, exemplary or punitive damages and (ii) for the avoidance of doubt and without limitation, the parties agree that other amounts owing under the express

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terms of this Agreement by either party (including interest and taxes) shall not be considered special, indirect, consequential, exemplary or punitive damages.

(c)    The provisions of this Section shall survive any termination of this Agreement.

SECTION 13. Termination.
Any party to this Agreement shall have the right to terminate this Agreement upon thirty (30) days’ written notice to the other parties. In addition, each party shall have the right to terminate this Agreement immediately without any prior notice (i) in the case of Bank, upon the occurrence of an Event of Default or (ii) in the case of either Bank or Seller, (x) if it becomes illegal or unlawful for Bank or Seller to perform its respective obligations under this Agreement or such continued performance would result in Bank’s or Seller’s respective failure to comply with any regulations or sanctions applicable to Bank or Seller, as applicable, or (y) if any regulatory proceeding has been initiated against, or sanctions have been imposed upon, the other party by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. Notwithstanding anything to the contrary set forth herein, the termination of this Agreement by any party shall not be effective with respect to Purchased Receivables, and all rights, remedies, obligations and liabilities of the parties hereto (including all grants of security interest hereunder) with respect to such Purchased Receivables shall survive such termination. The parties shall continue to follow the procedures set forth in this Agreement with respect to all such Purchased Receivables until such time as all such Purchased Receivables have been Paid in Full or repurchased by Seller in accordance herewith.

SECTION 14.     Successors and Assigns.
(a)    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns, except that Seller may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Bank.

(b)    Bank may, in accordance with applicable Law, at any time and from time to time assign to any affiliate thereof or to any Lender or, with the prior written consent of Seller (not to be unreasonably withheld), to any other Person, all or any part of its rights and obligations under this Agreement.

(c)    Bank may, without the consent of Seller, in accordance with applicable Law, at any time sell to one or more banks, financial institutions or other entities (each, a “Participant”) participating interests in any Purchased Receivable or any other interest of Bank hereunder. In the event of any such sale by Bank of a participating interest to a Participant, the respective obligations of the parties under this Agreement shall remain unchanged, Bank shall remain solely responsible for the performance of its obligations hereunder, and Seller shall continue to deal solely and directly with Bank in connection with Bank’s rights and obligations under this Agreement.

SECTION 15.    Notices.
All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including, in the case of the delivery and acceptance of a Purchase Notice and any other administrative notices mutually agreed to by Bank and Seller, by e-mail), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) if by hand, overnight courier service or mailed by certified or registered mail, when delivered, or (b) if by e-mail, when received by the addressee, addressed as set forth under the parties’ signature blocks to this Agreement, or to such other address as may be hereafter notified by the respective parties hereto in writing (including by e-mail); provided that any notice, request or demand to or upon the parties hereto shall not be effective until received.

SECTION 16.    Judgment Currency.

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(a)    Obligations under this Agreement to make payments in the applicable Agreed Currency (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that, on the Business Day immediately following the date of such tender or recovery, the applicable party may, in accordance with normal banking procedures, purchase the Obligation Currency with such other currency. If for the purpose of obtaining or enforcing judgment against the applicable party in any court or in any jurisdiction, it becomes necessary to convert into any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made at the rate of exchange at which, in accordance with normal banking procedures in the relevant jurisdiction, the Obligation Currency could be purchased with the Judgment Currency as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b)    If the amount of Obligation Currency purchased pursuant to the last sentence of subsection (a) above is less than the sum originally due in the Obligation Currency, the applicable party covenants and agrees to indemnify the other party against such loss.

(c)    The applicable party’s obligation to make payments in the Obligation Currency shall be enforceable as an alternative or additional cause of action to the extent that such actual receipt is less than the full amount of the Obligation Currency expressed to be payable hereunder, and shall not be affected by judgment being obtained for other sums due hereunder.

SECTION 17.    RESERVED.

SECTION 18.    Setoff; Adjustments.
In addition to any rights and remedies of Bank provided by law, Bank shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable Law, upon any amount becoming due and payable by Seller under this Agreement (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Bank or any branch or agency thereof, or any affiliate of Bank, to or for the credit or the account of Seller, and/or against any and all amounts due and payable by Bank under this Agreement (whether at the stated maturity, by acceleration or ortherwise . Bank agrees promptly to notify Seller after any such setoff and application made by Bank; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Bank shall have the right to cancel, reverse or otherwise adjust any payment made to Seller hereunder to correct an obvious mistake or if Bank is legally obligated to make such cancellation, reversal or adjustment by an order of a court of competent jurisdiction.

SECTION 19.    Confidentiality.
Each party will treat the terms of this Agreement (including the Applicable Obligor Limits), the transactions contemplated hereby and all confidential, proprietary or non-public information provided to it by the other party in connection with this Agreement and the transactions contemplated hereby, as strictly confidential, unless and to the extent such information (a) was already known to such party otherwise than as a result of entering into or performing this Agreement, (b) is or becomes public knowledge otherwise than as a result of the conduct of such party in breach of this Section, (c) is disclosed to professional advisers and auditors of such party who receive the same under a duty of confidentiality, (d) is required to be disclosed by such party pursuant to any Law or request of any Governmental Authority, or (e) in the case of Seller, is disclosed to Seller's Lenders (on a confidential basis) under ~~any applicable~~the Credit Agreement.

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SECTION 20.    Amendments and Waivers.

(a)    Amendments. No provision of this Agreement may be waived, amended or otherwise modified except in a writing signed by each of the parties hereto.

(b)    Waivers, Remedies Cumulative. No failure to exercise, nor any delay in exercising, on the part of Bank, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies available at equity or provided by applicable Law.

SECTION 21.    RESERVED.

SECTION 22.    Sanctions Laws and Regulations.
(a)    Bank hereby notifies Seller that pursuant to the requirements of the USA PATRIOT Improvement and Reauthorization Act, Title III of Pub. L. 109-177 (signed into law March 9, 2009), as amended from time to time (the “PATRIOT Act”) and Bank’s policies and practices, Bank is required to obtain, verify and record certain information and documentation that identifies Seller, which information includes the name and address of Seller and such other information that will allow Bank to identify Seller in accordance with the PATRIOT Act.
(b)    None of the Seller, or to the best of its knowledge any of its directors or officers acting or benefiting in any capacity in connection with this Agreement, is a Designated Person.

(c)    The Seller shall (i) not, directly or indirectly, use the proceeds of the sale of the Purchased Receivables, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (A) to fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations or (B) in any other manner that would result in a violation of any Sanctions Laws and Regulations or any other applicable anti-money laundering, anti-corrupt practices, anti-boycott, anti-narcotics trafficking or anti-terrorism Laws by any party to this Agreement, (ii) comply and cause all of its subsidiaries to comply with applicable Sanctions Laws and Regulations, anti-terrorism Laws and anti-money laundering Laws, (iii) provide information as Bank may require from time to time to permit Bank to satisfy its obligations under applicable Sanctions Laws and Regulations, anti-terrorism Laws and/or the anti-money laundering Laws and (iv) not engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the foregoing.

(d)    None of the funds or assets of the Seller that are used to pay any amount due pursuant to this Agreement shall constitute funds obtained from transactions with or relating to Designated Persons or countries which are the subject of sanctions under any Sanctions Laws and Regulations.

(e)    None of the Goods, or any other property or assets of the Seller included or potentially included in the Collateral, is Embargoed Property, and the Seller will not permit any Goods or any other property or assets of the Seller included or potentially included in the Collateral, to become Embargoed Property. The Seller shall promptly provide notice if at any time any Goods, or any other property or assets of the Seller included or potentially included in the Collateral, become Embargoed Property. “Embargoed Property” means any property (a) in which a Designated Person holds an interest; (b) beneficially owned, directly or indirectly, by a Designated Person; (c) that is due to or from a Designated Person; (d) that is located in any country subject to a sanctions program maintained under any Sanctions Laws and Regulations; or (e) that would otherwise cause any actual or possible violation by Bank of any applicable Anti-Terrorism Law if the Sanctions Laws and Regulations was to obtain an encumbrance on, lien on, pledge of or security interest in such property or provide services in consideration of such property.

SECTION 23.    Miscellaneous.

(a)    If any provision of this Agreement is held illegal or unenforceable, the validity of the remaining provisions shall not be affected.

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EXHIBIT 10.26

(b)    This Agreement may be signed in any number of counterparts and by the parties hereto upon separate counterparts as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by any electronic means that reproduces an image of the actual executed signature page shall be as effective as delivery of a manually executed counterpart of this Agreement.

(c)    This Agreement, including all annexes and exhibits thereto, constitutes the entire agreement between the parties hereto concerning the subject matter hereof and supersedes all prior or simultaneous agreements, written or oral, with respect to the subject matter hereof.

(d)    Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e)    THIS AGREEMENT AND ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT

1

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EXHIBIT 10.26
GIVING EFFECT TO ANY CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(f)    EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF THE UNITED STATES SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIMS OF FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION OR PROCEEDING IN ANY COURT DESCRIBED IN THIS PARAGRAPH.

(g)    EACH PARTY AGREES THAT ANY SERVICE OF PROCESS MAY BE SERVED UPON IT BY THE OTHER PARTY BY MAIL OR HAND DELIVERY IF SENT TO THE ADDRESS FOR NOTICES TO SUCH PARTY UNDER THIS AGREEMENT. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY PARTY’S RIGHT TO SERVICE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(h)    Each party agrees that final judgment against it in any action or proceeding shall be enforceable in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified copy of which shall be conclusive evidence of the judgment.

(i)    To the extent that Seller or any of its assets has or hereafter acquires any right of sovereign or other immunity from or in respect of any legal proceedings to enforce or collect upon any obligation hereunder, Seller hereby irrevocably waives any such immunity and agrees not to assert any such right or claim in any such legal proceeding.

(j)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 24.    Interest Rate Limitation.
In the event that, despite the intention of the parties hereto, the sale of Purchased Receivables contemplated hereunder is re-characterized as a secured transaction or a loan, Seller and Bank intend to contract in strict compliance with applicable Laws relating to usury from time to time in effect. In furtherance thereof, Seller and Bank stipulate and agree that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Laws from time to time in effect. Neither Seller nor any present or future guarantors, endorsers, or other persons hereafter becoming liable for payment hereunder shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under applicable Laws from time to time in effect, and the provisions of this Section shall control over all other provisions hereof that may be in conflict or apparent conflict herewith. Bank expressly disavows any intention to contract for, charge, or collect excessive unearned interest or finance charges in the event the maturity of any obligation hereunder is accelerated. If (a) the maturity of any obligation is accelerated for any reason, (b) any obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Bank or any other holder of any or all of the obligations shall otherwise collect moneys that are determined to constitute interest that would otherwise increase

1

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EXHIBIT 10.26
the interest on any or all of the obligations to an amount in excess of that permitted to be charged by applicable Laws then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related obligations or, at Bank’s or such other holder’s option, promptly returned to Seller or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Laws, Bank and Seller (and any other payors thereof) shall to the greatest extent permitted under applicable Laws, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Laws in order to lawfully contract for, charge, or receive the maximum amount of interest permitted under applicable Laws. In the event applicable Law provides for an interest ceiling, the applicable Law permitting the greatest interest shall apply.

SECTION 25. No Oral Agreements.
In the event that, despite the intention of the parties hereto, the sale of Purchased Receivables contemplated hereunder is re-characterized as a secured transaction or a loan, the term “WRITTEN AGREEMENT” includes this Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[signature pages follow]

26
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EXHIBIT 10.26
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

BANK:

PNC BANK, NATIONAL ASSOCIATION

By:     Name:
Title:

Address for notices to Bank: PNC Business Credit
1600 Market St, 31st Floor (F2-F070-09-1)
Philadelphia, PA 19103 Attn: Neil Otte
Tel: 215-585-1050
E-mail: neil.otte@pnc.com With a copy to:
Blank Rome LLP
1271 Avenue of the Americas New York, NY 10020
Attn: Erin O’Brien Harkiewicz Tel.: (212) 885-5228
E-mail: erin.harkiewicz@blankrome.com

074658.21096/~~153263008v~~155601391v.83

EXHIBIT 10.26

[SIGNATURE PAGE OF MASTER RECEIVABLES PURCHASE AGREEMENT]

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EXHIBIT 10.26
SELLER:

ZT GROUP INT'L, INC., a corporation organized under the laws of New Jersey

By:     Name:
Title:

Address for notices to Seller:
333 Meadowlands Parkway, 2nd Floor Secaucus, New Jersey 07094
Attn: Harold Lee Telephone: (201) 764-1236
Fax: (201) 559-1024
Email: harold.lee@ztsystems.com

[SIGNATURE PAGE OF MASTER RECEIVABLES PURCHASE AGREEMENT]
074658.21096/~~153263008v~~155601391v.83

EXHIBIT 10.26
ANNEX A

SPECIFIC TERMS APPLICABLE TO TRANSACTION

Applicable Obligor	Applicable Obligor Limit	Terms of Payment	Discount Rate	Disclosed/ Undisclosed	Funding Percentage	Grace Period
****	$****	Net 60 days from acceptance confirmation by buyer	****	****	****	****
Agreed Currency	USD
Remittance Account	*****
Late Payment Rate:	****
Default Rate	****
Facility Fee	****
Goods/Services	****
Maximum Facility Amount	****
Maximum Grace Period	****
Maximum Invoicing Period	****
Maximum Purchase Period	****
Maximum Terms of Payment	****
Service Fee	****
Triggering Event(s)	****

The portions of this exhibit marked with “****” have been excluded in accordance with Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933 because they are both not material and would likely cause competitive harm to the registrant if publicly disclosed.

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EXHIBIT 10.26

Threshold Amount	$0
Bank’s Payment Account	Bank Name:	****
	ABA/Routing No:	****
	Account Name:	****
	Account No:	****
	Reference:	****

The portions of this exhibit marked with “****” have been excluded in accordance with Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933 because they are both not material and would likely cause competitive harm to the registrant if publicly disclosed.

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EXHIBIT 10.26
ANNEX A CON’T

Term SOFR Rate Unascertainable; Illegality; Benchmark Replacement Setting

(I)    Unascertainable; Increased Costs. If, on any day, Bank shall have determined (which determination shall be conclusive and binding absent manifest error) that (x) the Term SOFR Rate cannot be determined pursuant to the definition thereof; or (y) a fundamental change has occurred with respect to the Term SOFR Rate (including, without limitation, changes in national or international financial, political or economic conditions), or then Bank shall have the rights specified in Section (III) of this Annex A.

(II)    Illegality. If at any time Bank shall have determined that calculation of the Discount Rate based on the Term SOFR Rate, and/or the purchase by Bank of any Receivable in a transaction where the Purchase Price is determined with reference to the Term SOFR Rate, has been made impracticable or unlawful by compliance by Bank in good faith with any Law or any interpretation or application thereof by any Governmental Authority or with any request or directive of any such Governmental Authority (whether or not having the force of Law), then Bank shall have the rights specified in specified in Section (III) of this Annex A.

(III)    Bank’s Rights. In the case of any event specified in Section (I) or Section (II) of this Annex (A), Bank shall promptly notify Seller thereof. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of Bank to purchase any Receivables which Bank shall have, prior to such date, elected to purchase pursuant to a written notice sent to Seller in accordance with Section 2(a) of this Agreement with respect to any Purchase Notice submitted by Seller at a Purchase Price based on the Term SOFR Rate shall terminate. Upon Seller’s receipt of notice under this Section (III) of this Annex A, Seller may revoke any pending Purchase Notice or any Purchase Notice with respect to which Bank has delivered a written notice of its election to purchase but no payment of the Purchase Price has yet occurred. In event that Seller shall not elect to revoke any such pending Purchase Notice of Purchase Notice which Seller has elected to accept, each reference to “Term SOFR Rate” in the prior provisions of this Annex A shall be deemed to be the rate, determined as of any applicable day, equal to the higher of (a) the base commercial lending rate of Bank as publicly announced to be in effect from time to time in effect on such day (which base commercial lending rate determined from time to time by Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by Bank to any particular class or category of customers of Bank), and (b) the sum of the Overnight Bank Funding Rate in effect on such day plus one half of one percent (0.5%); provided that, notwithstanding anything to the contrary provided for in the foregoing or otherwise herein, if the Benchmark as determined under this paragraph (e) would be less than the Floor, then such rate shall be deemed to be equal to the SOFR Floor

(IV)    Benchmark Replacement Setting.

(a)    Benchmark Replacement. Notwithstanding anything to the contrary in this Agreement (including this Annex A), if a Benchmark Transition Event has occurred prior to the Reference Time in respect of any setting of the then current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes under this Agreement (including this Annex A) in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement, and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes under this Agreement (including this Annex A) in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on effective date for the Benchmark Replacement Rate as agreed by Bank and Seller in connection with the selection of such Benchmark Replacement by Bank and Seller as provided for in clause (2) of the definition of “Benchmark Replacement”.

(b)    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption, or implementation of the Benchmark Replacement, Bank may, after consultation with Seller, make Conforming Changes from time to time and, notwithstanding anything to the contrary in this Agreement

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EXHIBIT 10.26
(including this Annex A), any amendments implementing such Conforming Changes will become effective without any further action or consent of Seller.

(c)    Notices; Standards for Decisions and Determinations. Bank will promptly notify Seller of (A) the implementation of any Benchmark Replacement, and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Bank will notify Seller of of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (d) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Bank pursuant to these Benchmark transition provisions of this Annex A, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from Seller, except, in each case, as expressly required pursuant to these Benchmark transition provisions of this Section (IV) of this Annex A.

(d)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary in this Agreement (including this Annex A), at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Bank in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Bank may modify the definition of “Term SOFR Rate” or the definition of any Benchmark Replacement (and/or the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time) to remove such unavailable or non-representative tenor and/or replace such unavailable or non-representative tenor with the available or representative tenor of the most similar duration as determined by Bank in its reasonable discretion; and (B) if a tenor that was removed or replaced pursuant to clause (i) above either
(1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Bank may modify the definition of “Term SOFR Rate” or the definition of any Benchmark Replacement (and/or the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time) at or after such time to reinstate such previously removed tenor.

(e)    Benchmark Unavailability Period. Upon Seller’s receipt of notice of the commencement of a Benchmark Unavailability Period, Seller may revoke any pending Purchase Notice or any Purchase Notice with respect to which Bank has delivered a written notice of its election to purchase but no payment of the Purchase Price has yet occurred. During any Benchmark Unavailability Period, the Benchmark shall be deemed to be the higher of
(a) the base commercial lending rate of Bank as publicly announced to be in effect from time to time in effect on such day (which base commercial lending rate determined from time to time by Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by Bank to any particular class or category of customers of Bank), and (b) the sum of the Overnight Bank Funding Rate in effect on such day plus one half of one percent (0.5%); provided that, notwithstanding anything to the contrary provided for in the foregoing or otherwise herein, if the Benchmark as determined under this paragraph (e) would be less than the Floor, then such rate shall be deemed to be equal to the Floor.

(f)    Definitions. As used in these Benchmark transition provisions of this Annex A:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period or the effective rate as of any day pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case,

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EXHIBIT 10.26
as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section IV(d) of this Schedule I.

“Benchmark” means, initially, the Term SOFR Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to these Benchmark transition provisions of this Section (IV) of this Annex A.

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by Bank for the applicable Benchmark Replacement Date:

(1)    Daily Simple SOFR; and

(2)    the sum of (A) the alternate benchmark rate that has been selected by Bank and Seller, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment;

provided that if the Benchmark Replacement as determined pursuant to clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement (including this Annex A); and provided further, that any Benchmark Replacement shall be administratively feasible as determined by Bank in its sole discretion.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Bank and Seller, giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means a date and time determined by Bank, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:

(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by Bank, which date shall promptly follow the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clauses (1) and (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark available hereunder (or the published component used in the calculation thereof).

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EXHIBIT 10.26

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)    a public statement or publication of information by a Governmental Authority having jurisdiction over Bank, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or an Official Body having jurisdiction over Bank announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section
(IV) of this Annex A and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section (IV) of this Annex A.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the rate per annum equal to SOFR as such rate is published by the Federal Reserve Bank of New York for such day . If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 11:00 a.m. (Pittsburgh, Pennsylvania time) on any day, then SOFR for such day will be SOFR for the first Business Day preceding such day for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate or, if no floor is specified, zero.

“Overnight Bank Funding Rate” shall mean, for any, day the rate per annum (based on a year of 360 days and actual days elapsed) comprised of both overnight federal funds and overnight Eurocurrency

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EXHIBIT 10.26
borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by such Federal Reserve Bank (or by such other recognized electronic source (such as Bloomberg) selected by Bank for the purpose of displaying such rate) (an “Alternate Source”); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by Bank at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than the Floor, then such rate shall be deemed to be equal to the Floor.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System of the United States and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System of the United States and/or the Federal Reserve Bank of New York, or any successor thereto.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

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EXHIBIT 10.26
EXHIBIT A

FORM OF PURCHASE NOTICE

Purchase Notice

April 21, 2017

Reference is made to that certain Master Receivables Purchase Agreement dated as of April 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “Master RPA”) by and between PNC Bank, National Association (“Bank) and ZT Group Int'l, Inc. (the “Seller”). Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Master RPA.

1.    This is one of the Purchase Notices referenced in the Master RPA.

2.    If accepted by Bank in its sole discretion, in accordance with the Master RPA, the following terms shall apply with respect to the purchase by Bank from Seller of the Purchased Receivable(s) referenced below:

Buyer	Shipment date	B/L number	Invoice number	Invoice date	Invoice due date	Invoice amount

3.    The Seller confirms that

a)    Each of the conditions set forth in Section 6(a) and 6(b) of the Master RPA has been fulfilled on or prior to the date of this Purchase Notice with respect to the Purchased Receivables set forth above; provided that Seller makes no confirmation that any such condition has been fulfilled to the satisfaction of Bank;

b)    There is no existing Commercial Dispute with respect to any of the Purchased Receivables set forth above;

c)    Seller shall provide Bank with copies of Purchase Documents within 5 Business Days of any request by Bank; and
d)    The following are the wire instructions for Seller Account: Wire Instructions for Seller Account:
Bank: [ ]
Purchased Receivable Name (must be Seller’s name): [ ] Account No.: [ ]
ABA No.: [ ]
SWIFT: [ ] CORRESPONDENT BANK: [ ]

4.    Proposed Purchase Date:     .

5.    Other document(s) evidencing the Purchased Receivable or the authenticity and binding nature of the relevant signatures of the Applicable Obligor and Seller: [describe documents (copies of which are attached as Exhibit 1 hereto)][None].

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EXHIBIT 10.26
6.    Other document(s) required to (i) transfer the Purchased Receivable and all rights under any Credit Support Document or (ii) be presented when enforcing or exercising rights to receive payment under the Purchased Receivable or any Credit Support Document: [describe documents (copies of which are attached as Exhibit 2 hereto)][None].

7.    Credit Support Document(s): [describe documents (copies of which are attached as Exhibit 3 hereto)][None].

8.    Other Purchase Document(s): [describe documents (copies of which are attached as Exhibit 4 hereto)][None].

IN WITNESS WHEREOF, Seller has caused this Purchase Notice to be duly executed and delivered as of the date first above written.

    , a          organized under the laws of

By:     Name:
Title:

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EXHIBIT 10.26
EXHIBIT 1 to Purchase Notice

See attached other document(s) evidencing the Purchased Receivable or the authenticity and binding nature of the relevant signatures of the Applicable Obligor and Seller

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EXHIBIT 10.26
EXHIBIT 2 to Purchase Notice

See attached other document(s) required to (i) transfer the Purchased Receivable and all rights under any Credit Support Document or (ii) be presented when enforcing or exercising rights to receive payment under the Purchased Receivable or any Credit Support Document

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EXHIBIT 10.26

EXHIBIT 3 to Purchase Notice

See attached Credit Support Document(s)

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EXHIBIT 10.26

EXHIBIT 4 to Purchase Notice

See attached Other Purchase Document(s)

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EXHIBIT 10.26
EXHIBIT B

FORM OF OFFICER’S CERTIFICATE

ZT GROUP INT’L, INC.

OFFICER’S CERTIFICATE

Pursuant to Section 6(a)(iv) of the Master Receivables Purchase Agreement dated as of April 21, 2017 (the “Agreement”; terms defined therein being used herein as therein defined), among (a) ZT Group Int'l, Inc., a corporation organized under the Laws of New Jersey (the “Seller”), and (b) PNC Bank, National Association:

The undersigned [insert title] of the Seller hereby certifies as follows:

9.    Attached hereto as Annex 1 is a correct and complete copy of resolutions duly adopted by the [Board of Directors] of the Seller on [    ] (the “Resolutions”) authorizing (i) the execution, delivery and performance of the Agreement and (ii) the transactions contemplated by the Agreement; such Resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; and such Resolutions are the only corporate proceedings of the Seller now in force relating to or affecting the matters referred to therein.

10.    Attached hereto as Annex 2 is a correct and complete copy of the [By-Laws] of the Seller as in effect on the date hereof and on the date immediately prior to the date that the Resolutions were adopted, and such By-Laws have not been amended, repealed, modified or restated;

11.    Attached hereto as Annex 3 is a correct and complete copy of the [Certificate of Incorporation] of Seller as in effect on the date hereof and on the date immediately prior to the date that the Resolutions were adopted, and such certificate has not been amended, repealed, modified or restated;

12.    The Seller is a [corporation] duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its organization, and attached hereto as Annex 4 is a correct and complete copy of a good standing certificate or certificate of existence as of [ ]; and

13.    (a) Each of the following named individuals is a duly elected officer of the Seller who holds the office set forth opposite his or her name as of the date hereof, (b) the signature written opposite his or her name and title is his or her correct and genuine signature, (c) each of the following named individuals has been duly authorized by the Seller to execute on behalf of the Seller the Agreement and to execute such further documents and take such further actions in connection therewith on behalf of the Seller as he/she may deem in the best interests of the Seller, his/her execution and delivery thereof or taking of such further actions being conclusive evidence that the same have been authorized and approved, and (d) until Bank has actually received notice in writing at its principal office in [Houston, Texas] from the Seller of any change of the authorized individuals listed below and has had an opportunity to act upon such notice, Bank shall be authorized to act in reliance on this incumbency certificate:

Name	Title		Signature
[ ]	[	]
[ ]	[	]

IN WITNESS WHEREOF, the undersigned officer of the Seller has executed this Certificate in the name and on behalf of the Seller this day of     , 201_,

By:

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EXHIBIT 10.26

Name:
Title:

I, [insert name of officer signing below], hereby certify that I am [insert title of officer signing below] of the Seller, that [insert the name of the person signing above] is the [insert title of person signing above] of the Seller on the date hereof, that the signature above is his/her genuine signature, and that the Certificate set forth above is true and correct.

IN WITNESS WHEREOF, I have hereunto set my hand as [    ] of the Seller this     day of     ,
201 .

By:     Name:
Title:

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EXHIBIT 10.26

Annex 1 to Officer’s Certificate

Resolutions

See attached

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EXHIBIT 10.26

Annex 2 to Officer’s Certificate

By-Laws

See attached

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EXHIBIT 10.26

Annex 3 to Officer’s Certificate

Certificate of Incorporation

See attached

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EXHIBIT 10.26

Annex 4 to Officer’s Certificate

Good Standing Certificate

See attached.

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EXHIBIT 10.26
EXHIBIT C

FORM OF REPURCHASE NOTICE

[Letterhead of PNC Bank, National Association]

To:    ZT Group Int'l, Inc. (“Seller”)    Date:

Dear Ladies and Gentlemen:

Repurchase Notice

This is a repurchase notice as referred to in Section 9 of the Master Receivables Purchase Agreement dated as of April 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) by and between Seller and PNC Bank, National Association (“Bank”), regarding the sale and purchase of one or more Purchased Receivables. Terms used in this Notice and defined in the Agreement shall have, where the context so permits, the same meaning in this Notice.

Pursuant to Section 9 of the Agreement, Bank hereby requires Seller to repurchase the Purchased Receivable referenced in the Purchase Notice dated      with respect to the invoices specified in the table below (such Purchased Receivable, the “Repurchased Receivable”), on [ ] (the “Repurchase Date”), which Repurchase Date is at least five (5) Business Days after the date of delivery of this notice, for $[ ] (the “Repurchase Price”), plus interest (accruing from the occurrence of such Repurchase Event) at the Default Rate, subject to the terms and conditions specified below:

Buyer	Invoice Number	Invoice Date	Invoice Due Date	Invoice Amount

Payment of the Repurchase Price in full in respect of the Repurchased Receivable shall have the effect of assigning to Seller such right, title, benefit and interest in and to all monies due from the Applicable Obligor in respect of the Repurchased Receivable, without representation or warranty by, or recourse to, Bank, except that Bank hereby represents and warrants that it will reconvey such Repurchased Receivable free and clear of any liens or encumbrances of any kind or nature whatsoever originating from or created by Bank.

Upon Bank receiving payment of the Repurchase Price specified above in relation to the Repurchased Receivable, Bank shall:

(a)    return to Seller all original documents held by Bank that were supplied to it by Seller in connection with the Repurchased Receivable (to the extent not also related to a Purchased Receivable); and

(b)    subject to any set-off rights or other rights Bank may have, promptly pay to Seller any amount received by Bank (not being the Repurchase Price or part thereof) after the Repurchase Date in respect of the Repurchased Receivable.
Yours faithfully, for and on behalf of
PNC Bank, National Association

By:     Name:
Title:

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EXHIBIT 10.26
EXHIBIT D

REPURCHASE PRICE FORMULA

Repurchase Price = PP plus (((PP x X/Y) x Z) minus R)

PP	=	the Purchase Price of the Purchased Receivable;
X	=	the number of days from and including the Maturity Date of the Purchased Receivable to and including the Repurchase Date relating to the Purchased Receivable;
Y	=	[if the Purchased Receivable is denominated in sterling, 365 days, otherwise] 360 days;
Z	=	the rate per annum which is equal to the discount rate used in determining the Purchase Price paid by Bank for the Purchased Receivable;
R	=	the aggregate of any amount of the Purchase Price of the Purchased Receivable not paid by Bank and any amount received by Bank in respect of the Purchased Receivable.
*********

ED-1

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EXHIBIT 10.26
EXHIBIT E

FORM OF NOTICE OF ASSIGNMENT AND IRREVOCABLE PAYMENT INSTRUCTION

Notice of Assignment and Irrevocable Payment Instruction

Date:    [    ]

To:    [Applicable Obligor]

Ladies and Gentlemen:

We hereby give you notice that:
1.    Notice of Assignment. Pursuant to a Master Receivables Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the “Agreement”) between ZT Group Int'l, Inc., a corporation organized under the laws of New Jersey (the “Seller”), and PNC Bank, National Association (“Bank”), as purchaser, we intend to offer for sale, assignment and transfer to Bank all of our rights, title and interest in and to certain of our accounts receivable generated from our sale of goods and/or services to you (collectively, the “Purchased Receivables”).

2.    Irrevocable Payment Instructions. You are hereby irrevocably authorized and instructed for the benefit of Bank from the date of this notice to pay all Purchased Receivables for which Seller delivers to you a written notice specifically requesting that all payments in respect of such Purchased Receivable be made in accordance with this Notice of Assignment directly to the account specified below, in our capacity as “collection agent” authorized by Bank to collect on its behalf any and all monies payable in respect thereto. Please be advised that as of the date of this notice, you will not be released of your obligations under the [insert details of the relevant Contract.] unless all such Purchased Receivables are paid to the account detailed below.

Remittance Account Details:
[•]
ABA# [•] SWIFT: [•]
A/C: [•]

3.    Previous Payment Instructions Revoked. Any and all other prior payment instructions are revoked and replaced with the above irrevocable payment instructions with respect to the Purchased Receivables.

4.    Modifications to Notice of Assignment and Irrevocable Payment Instruction; Replacement Event. This Notice of Assignment and Irrevocable Payment Instruction may not be amended, altered or otherwise revoked by us without the prior written consent of Bank.

Yours faithfully, [Seller]
By:     Name:
Title:

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EXHIBIT 10.26

Acknowledged and agreed by [Insert relevant Applicable Obligor name.]:1

[Applicable Obligor]

By:     Name:
Title:

1    Depending upon where the Obligor is organized or has a place of business, it may be necessary or advisable to have its signature notarized or to observe some other formality. Local counsel should be consulted.

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EXHIBIT 10.26

Summary report: Litera Compare for Word 11.10.1.2 Document comparison done on 10/28/2025 3:58:19 PM
Style name: Default Style
Intelligent Table Comparison: Active
Original DMS: iw://blankrome.cloudimanage.com/BRMATTERS/153263008/8
Modified DMS: iw://blankrome.cloudimanage.com/BRMATTERS/155601391/3
Changes:
Add	47
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Total Changes:	91